UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

David K. James

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

ANNUAL REPORT

June 30, 2023

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Allocation Fund	2
Hussman Strategic Total Return Fund	3
Letter to Shareholders	4
Portfolio Information	16
Schedules of Investments
Hussman Strategic Growth Fund	18
Hussman Strategic Allocation Fund	30
Hussman Strategic Total Return Fund	43
Statements of Assets and Liabilities	47
Statements of Operations	48
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	50
Hussman Strategic Allocation Fund	51
Hussman Strategic Total Return Fund	52
Financial Highlights
Hussman Strategic Growth Fund	53
Hussman Strategic Allocation Fund	54
Hussman Strategic Total Return Fund	55
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	76
About Your Funds’ Expenses	78
Board of Trustees and Officers	80
Other Information	82
Federal Tax Information	82
Approval of Investment Advisory Agreements	83
Discussion of Liquidity Risk Management Program	90

Hussman Strategic Growth Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500® Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended June 30, 2023
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	- 8.54%	1.91%	0.66%	- 4.11%	0.64%
S&P 500® Index	19.59%	14.60%	12.31%	12.86%	7.00%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its investment exposure to market fluctuations depending on market conditions. The S&P 500® Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500® Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution. Performance data presented using log scale. Each segment on the vertical axis represents an equivalent percentage change.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2023 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund’s average daily net assets.

1

Hussman Strategic Allocation Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Allocation Fund versus the Bloomberg U.S. EQ:FI 60:40 Index*(a) (Unaudited) and Benchmark Fixed Allocation Composite(a) (Unaudited)

Average Annual Total Returns For the Periods Ended June 30, 2023
	1 Year	3 Years	Since Inception(b)
Hussman Strategic Allocation Fund(c)(d)	2.06%	5.75%	5.33%
Bloomberg U.S. EQ:FI 60:40 Index	11.24%	6.80%	7.79%
Benchmark Fixed Allocation Composite	11.54%	7.54%	8.42%

*

Effective February 28, 2023, the Fund changed its primary benchmark to the Bloomberg U.S. EQ:FI 60:40 Index, a broad-based securities market index. The Fund will also continue to compare its performance to Benchmark Fixed Allocation Composite as a secondary benchmark.

(a)

The Bloomberg U.S. EQ:FI 60:40 Index is designed to measure cross-asset market performance in the U.S. The index rebalances monthly to 60% equities and 40% fixed income. The equity and fixed income allocation is represented by Bloomberg U.S. Large Cap Index and U.S. Aggregate Bond Index. Benchmark Fixed Allocation Composite represents the gross investment performance of a portfolio that is invested in securities included in three separate indices, weighted as follows: 60% S&P 500® Index, 30% Bloomberg U.S. Treasury Unhedged Index and 10% Bloomberg U.S. Treasury Bills Index. The S&P 500 Index is an index of the 500 largest U.S. large capitalization stocks. The Bloomberg U.S. Treasury Unhedged Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. The Bloomberg U.S. Treasury Bills Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the U.S. government.

(b)	The Fund commenced operations on August 27, 2019.
(c)	Returns do no reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(d)

The Advisor has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2023 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the year ended June 30, 2023 would have been 2.16%.

2

Hussman Strategic Total Return Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For the Periods Ended June 30, 2023
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	- 0.03%	- 0.53%	4.24%	3.15%	4.30%
Bloomberg U.S. Aggregate Bond Index	- 0.94%	- 3.96%	0.77%	1.52%	3.21%

(a)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2023 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund for the year ended June 30, 2023 would have been 0.78%.

3

The Hussman Funds
Letter to Shareholders	August 11, 2023

Dear Shareholder,

“From the perspective of our own investment discipline, the correct lesson of the recent yield-seeking bubble is that, in the face of unprecedented monetary policies, one must be content to gauge the presence or absence of speculative pressures based on valuations and market internals, without assuming that either speculation or risk aversion have any well-defined limit. In contrast, it is dangerous and incorrect to imagine that the lesson of this bubble is to ignore valuations and market internals, and to dismiss overextended conditions even when both valuations and internals are unfavorable, as they are today.”

—	John P. Hussman, Ph.D., Hussman Funds 2022 Annual Report

On January 3, 2022, the Standard & Poor’s 500 Index reached the most extreme level of stock market valuations in history, based on the measures that we find best correlated with actual subsequent S&P 500 total returns. Following an initial loss of -24.49% through October 12, 2022, the S&P 500 narrowed that loss to -4.88% as of June 30, 2023.

In my view, the market advance of recent months reflects an effort by investors to grasp at the suds of yesterday’s bubble. During the fiscal year ended June 30, 2023, our most reliable valuation measures averaged 2.6 times the norms that we associate with historically run-of-the-mill 10% long-term returns, ending the period at 2.9 times those norms. For any given set of future cash flows, higher current valuations imply lower future long-term expected returns. Based on present valuation extremes, we expect nominal S&P 500 total returns to average -3.1% annually over the coming 12-year period.

Investors often make the mistake of dismissing rich valuations if they do not result in immediate losses. That is not how valuations work. Valuations are informative about long-term returns and the extent of potential losses over the complete market cycle. However, valuations have very little to say about market direction over shorter segments of the market cycle. If rich valuations were sufficient to drive stock prices lower, it would be impossible for stocks to reach valuation extremes like those observed in 1929, 2000, early 2022, and today. The only way valuations got here – the only way valuations could have got here – was for stock prices to continue to advance through every lesser extreme.

The main factor that determines whether an overvalued market continues to advance, or instead drops like a rock, is whether investor psychology is inclined toward speculation or risk-aversion. When investors are inclined to speculate, they tend to be indiscriminate about it. Conversely, when investors become risk-averse,

4

The Hussman Funds
Letter to Shareholders (continued)

they tend to become skittish and selective. For that reason, our most reliable gauge of speculation versus risk-aversion is the uniformity or divergence of market internals – across thousands of individual stocks, industries, sectors, and security types, including debt securities of varying creditworthiness.

As I wrote at the 2000 bubble peak, “When the market loses that uniformity, valuations often matter suddenly and with a vengeance. This is a lesson best learned before a crash rather than after one.”

The most negative market outcomes tend to emerge when rich valuations are coupled with unfavorable market internals, creating something of a “trap door” for the market, as we observed in 2000-2002 and 2007-2009. In contrast, the strongest market return/risk profiles tend to emerge when a material retreat in valuations is joined by an improvement in the uniformity of market internals.

All of the Hussman Funds – Strategic Growth, Strategic Allocation, and Strategic Total Return – outperformed their respective benchmarks, with smaller interim losses, from the January 3, 2022 market peak through June 30, 2023. As stocks have uneasily retreated from the most extreme valuations in U.S. history, market conditions have been persistently characterized by unfavorable market internals on our measures. Our investment outlook has also remained generally defensive during the market rebound of recent months, comprising much of the fiscal year ended June 30, 2023.

Such a “miss” might seem unfortunate until one considers that the entire total return of the S&P 500 since 2000 is contained within periods when our measures of market internals have been favorable, while the most severe losses have emerged when they were not. Once investor psychology becomes risk-averse, as reflected in divergent market internals, extreme valuations often collapse without additional warning. This is a risk that we have seen realized in prior market cycles, and that we take seriously.

Our defensive investment stance amid unfavorable internals, extreme valuations, and more recently, strenuously overextended market action, is very much intentional. In my view, it would be misguided to attempt to “catch” a market advance amid conditions that have, on average, been consistent with steep market losses. Historically-informed discipline welcomes research and well-tested adaptations, but it does not welcome abandoning discipline itself.

“I recall to those of you who are bridge players the emphasis that bridge experts place on playing a hand right rather than on playing it successfully. Because, as you know, if you play it right you are going to make money and if you play it wrong you lose money - in the long run. There is a beautiful little story about the man who was the weaker bridge player of the husband-and-wife team. It seems he bid a grand slam,

5

The Hussman Funds
Letter to Shareholders (continued)

and at the end he said very triumphantly to his wife ‘I saw you making faces at me all the time, but you notice I not only bid this grand slam but I made it. What can you say about that?’ And his wife replied very dourly, ‘If you had played it right you would have lost it.’ (Laughter)”

—	Benjamin Graham, Current Problems in Security Analysis, Lecture, New York Institute of Finance, 1947

Fund Performance

Strategic Growth Fund

In the fiscal year ended June 30, 2023, Strategic Growth Fund lost -8.54%. During the same period, the S&P 500 Index gained 19.59%. Notably, this period reflects conditions during which our most reliable valuation measures ranged between 2.4 and 2.9 times their historical norms. The Fund presently maintains a strongly defensive position reflective of extreme valuations and divergence in our measures of market internals. While an improvement in our measures of internals would encourage a more neutral investment outlook, we presently observe a combination of extremes that has often been resolved by sharp market declines – whether accompanied by recessions, as in 2000-2002 and 2007-2009, or independent of them, as in 1987 and 1998.

Amid a combination of extreme valuations and divergent market internals during the 2023 fiscal year, Strategic Growth Fund maintained a generally defensive market stance. The hedging strategy of the Fund contributed to a reduction in overall risk, as the deepest interim loss experienced by the Fund during this period was -11.54%, compared with an interim loss of -16.68% for the S&P 500 Index.

The stock selection approach of Strategic Growth Fund has outperformed the S&P 500 Index by an average of 3.13% (313 basis points) annually since the inception of the Fund on July 24, 2000. During the fiscal year ended June 30, 2023, much of the rebound in the S&P 500 was dominated by a handful of large-capitalization “glamour stocks,” particularly those with business activities involving artificial intelligence. The performance of the Fund’s broadly diversified stock selections, excluding the impact of hedging, gained 14.97% versus a gain of 19.59% in the S&P 500 Index. Because the S&P 500 is the primary index that the Fund uses to hedge against market fluctuations, the loss in the Fund during the 2023 fiscal year was partly attributable to this difference in performance. As at other market extremes such as 2000, our stock selection discipline presently avoids large holdings in high-weight components of the S&P 500 that we consider to be overvalued and speculative.

6

The Hussman Funds
Letter to Shareholders (continued)

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2023, the Fund had an average annual total return of 0.64%, compared with an average annual total return of 7.00% for the S&P 500 Index. Given that Strategic Growth Fund outperformed the S&P 500 Index, with smaller periodic losses, from its July 24, 2000 inception through May 20, 2014, the current performance gap is distinctly the result of challenges that we encountered during the speculative bubble of recent years. In recent years, we have adapted our investment discipline in a way that leaves us content to gauge the presence or absence of speculative pressures, without assuming that they have a well-defined limit. We believe that these adaptations have addressed the primary reason behind this period of underperformance.

An initial $10,000 investment in the Fund at its inception on July 24, 2000 would have grown to $11,587, compared with $47,152 for the same investment in the S&P 500 Index. The deepest peak-to-trough loss experienced by the Fund since its inception was -60.36%. The deepest loss experienced by the S&P 500 Index since the inception of the Fund was -55.25%.

It is notable that from the inception of the Fund on July 24, 2000 through the market low on March 9, 2009, Strategic Growth Fund gained 105.57% (an 8.71% average annual total return) compared with a -45.99% loss in the S&P 500 (a -6.89% average annual loss). The deepest loss experienced by the Fund during this period was -21.45%, compared with a -55.25% loss in the S&P 500. Indeed, the returns of Strategic Growth Fund remained ahead of the returns of the S&P 500 from the Fund’s inception on July 24, 2000 through May 20, 2014. While there is no assurance that the future performance of the Fund, relative to the S&P 500, will be similar to that of the 2000-2009 period, we do believe that we have restored the flexibility of our investment discipline that contributed to the Fund’s previous record of sound total returns and contained losses.

Strategic Allocation Fund

In the fiscal year ended June 30, 2023, Strategic Allocation Fund had a total return of 2.06%, compared with a total return of 11.24% in the benchmark Bloomberg U.S. EQ:FI 60:40 Index. The Fund always holds unhedged positions of at least 5% in both equity and bond market investments. The Fund presently holds an unhedged equity position representing approximately 6% of net assets, hedged equities representing an additional 60% of assets, Treasury bonds and notes representing approximately 13% of assets, and the remaining assets in short-term Treasury obligations and money market investments.

7

The Hussman Funds
Letter to Shareholders (continued)

From the inception of the Strategic Allocation Fund on August 27, 2019 through June 30, 2023, the Fund had an average annual total return of 5.33%, compared with an average annual total return of 7.79% for the benchmark Bloomberg U.S. EQ:FI 60:40 Index. An initial $10,000 investment in the Fund at its inception on August 27, 2019 would have grown to $12,210, compared with $13,340 for the same investment in the benchmark Bloomberg U.S. EQ:FI 60:40 Index. The deepest loss experienced by the Fund since inception was -5.55%. The deepest loss experienced by the benchmark Bloomberg U.S. EQ:FI 60:40 Index since the inception of the Fund was -21.68%.

Strategic Total Return Fund

In the fiscal year ended June 30, 2023, Strategic Total Return Fund had a total return of -0.03%. During the same period, the Bloomberg U.S. Aggregate Bond Index had a total return of -0.94%. Strategic Total Return Fund held a defensive outlook toward long-term bonds during this period, with a typical duration close to 2 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2% on the basis of bond price fluctuations). The Fund currently holds 78% of net assets in Treasury securities, with 18% of assets in shares of companies in the precious metals, energy, and utilities sectors. The remaining net assets are invested in exchange-traded funds and money market investments. The Fund benefited from holdings in shares of companies engaged in the mining of precious metals, as well as utilities, largely by varying the size of its investment positions in response to periods of strength and weakness in these sectors. The deepest interim loss experienced by the Fund during this period was -7.06%, compared with an interim loss of -9.88% for the Bloomberg U.S. Aggregate Bond Index.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2023, the Fund had an average annual total return of 4.30%, compared with an average annual total return of 3.21% for the Bloomberg U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $24,010, compared with $19,277 for the same investment in the Bloomberg U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -13.53%, compared with a maximum loss of -18.41% for the Bloomberg U.S. Aggregate Bond Index during the same period.

8

The Hussman Funds
Letter to Shareholders (continued)

Portfolio Composition

As of June 30, 2023, Strategic Growth Fund had net assets of $466,227,918, and held 259 stocks in a wide variety of industries. The largest sector holdings as a percentage of net assets were technology (22.8%), consumer discretionary (18.3%), health care (15.8%), industrials (9.6%), consumer staples (8.6%), materials (8.6%) and energy (7.7%). The smallest sector holdings were in communications (6.0%), financials (4.8%) and utilities (0.6%).

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2023 were valued at $479,072,313. Against these stock positions, the Fund also held 625 option combinations (long put option/short call option) on the S&P 500 Index and 1,000 option combinations on the Russell 2000 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2023, the S&P 500 Index closed at 4,450.38, while the Russell 2000 Index closed at 1,888.734. The Fund’s total hedge therefore represented a short position of $467,022,150, thereby hedging 97.5% of the dollar value of the Fund’s long investment positions in individual issues.

Although the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $2 million during the fiscal year ended June 30, 2023: Super Micro Computer, Netflix, Axcelis Technologies, Atkore, Dick’s Sporting Goods, Sprouts Farmers Market, Amkor Technology, Amazon.com and Arista Networks. The only equity holding with a loss in excess of $2 million during this same period was United Natural Foods.

As of June 30, 2023, Strategic Allocation Fund had net assets of $27,738,812 and held 257 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were technology (14.2%), consumer discretionary (12.3%), health care (10.3%), industrials (6.1%), materials (5.4%), consumer staples (5.3%) and energy (5.1%). The smallest sector weights were communications (3.8%), financials (3.0%) and utilities (0.4%). Treasury securities with more than one year until maturity represented 10.6% of net assets. The remaining Fund assets were invested in shorter-term Treasury securities and money market funds.

Strategic Allocation Fund’s holdings of individual stocks as of June 30, 2023 were valued at $18,287,152. Against these positions, the Fund also held 22 option combinations (long put option/short call option) on the S&P 500 Index and 36 option combinations on the Russell 2000 Index. The notional value of this hedge was $16,590,278, hedging 90.7% of the value of equity investments held by the Fund.

9

The Hussman Funds
Letter to Shareholders (continued)

In Strategic Allocation Fund, during the fiscal year ended June 30, 2023, the Fund recognized individual equity portfolio gains in excess of $100,000 in Super Micro Computer, Netflix and Axcelis Technologies. The Fund did not have any portfolio losses in equity holdings in excess of $100,000 during this same period.

As of June 30, 2023, Strategic Total Return Fund had net assets of $215,255,091. Treasury notes, Treasury bills, Treasury Inflation-Protected Securities (TIPS), and investments in money market funds represented 78.4% of the Fund’s net assets. Shares of exchange-traded funds accounted for 3.1% of net assets. Precious metals shares accounted for 12.4% of net assets, and shares in utilities and energy-related companies collectively accounted for 6.0% of net assets.

In Strategic Total Return Fund, during the fiscal year ended June 30, 2023, the only portfolio gain in excess of $1 million was achieved in AngloGold Ashanti Ltd. - ADR. Two holdings had portfolio losses in excess of $1 million during this same period: U.S. Treasury Inflation Note (2.50%, due 1/15/2029) and Newmont.

Supplementary information, market commentary, and performance information including quarterly returns of the Funds is available on the Hussman Funds website: www.hussmanfunds.com.

Current Outlook

“Investors are familiar with the idea of a ‘tradeoff’ between return and risk, which is typically stated as a proposition that investors must accept higher risk if they seek higher expected returns. What investors are typically not taught is that this proposition applies only to ‘efficient’ risks. For example, if a portfolio is poorly diversified, one can typically find another portfolio that can target a higher level of expected return for the same amount of risk, or a lower level of risk for the same expected return. Likewise, in a wildly overvalued market, investors should expect not only poor returns but also higher prospective risk. Put simply, investors are not somehow rewarded for accepting higher levels of what Ben Graham described as ‘unintelligent’ risk.”

—    John P. Hussman, Ph.D., Return-Free Risk, January 14, 2022

Our most reliable measures of equity market valuation are currently more extreme than at any point in history prior to December 2020, with the exception of a few weeks surrounding the 1929 market peak. The following chart shows the ratio of nonfinancial market capitalization to nonfinancial gross value added, including estimated foreign revenues (MarketCap/GVA). In market cycles across history, we find this measure to be strongly correlated with actual subsequent 10-12 year S&P 500 total returns.

10

The Hussman Funds
Letter to Shareholders (continued)

This is what Wall Street is calling a “new bull market.”

Rich valuations do not necessarily imply market losses if investors remain inclined to speculate. Instead, rich valuations tend to unwind as risk-aversion emerges among investors. Despite recent speculation in large-capitalization technology companies with business activities involving artificial intelligence, our broader measures of market internals still lack the uniformity that served to underpin most of the advance since 2009.

The present combination of extreme valuations and unfavorable market internals creates what we view as a “trap door” situation for the equity market. While nothing in our discipline requires reliable valuation measures to fall to their historical norms, the distance to those norms, presently about -64%, has generally been a strikingly useful estimate of likely market losses over the completion of any given market cycle. That valuation gap was the basis of our seemingly preposterous estimates of market risk prior to the 2000-2002 and 2007-2009 collapses.

Our outlook will change as measurable, observable market conditions change. While fresh improvement in market internals would not change our expectation of negative market returns in the coming 10-12 years, nor remove the risk of steep losses over the completion of the market cycle, it would reduce the immediacy of those risks. For now, we are inclined to view the notion of a new and durable “bull market” with skepticism.

11

The Hussman Funds
Letter to Shareholders (continued)

Treasury bond yields have increased substantially from their lows in 2020, yet they remain inadequate from a historical perspective. Notably, the entire total return of long-term Treasury bonds, over and above Treasury bill returns, has accrued when bond yields have been greater than the weighted average – weights in parentheses – of Treasury bill yields (0.50), core CPI inflation (0.25), and year-over-year nominal GDP growth (0.25). This regularity has remained true in recent decades.

The most notable period when bonds outperformed Treasury bills despite an “inadequate” starting yield was at the height of the Federal Reserve’s zero-interest rate policies between 2019 and 2021. Even this return has been surrendered amid the recent increase in interest rates. A recession coupled with a flight-to-safety event such as a credit crisis could certainly produce adequate returns for Treasury bonds even from low starting yields. Even so, the yield investors see is ultimately the yield they get if they buy a bond and hold it to maturity. While a retreat in core inflation, nominal growth, and short-term interest rates could help to ease the recent upward pressure on Treasury bond yields, investors already rely on those improvements simply to justify existing yields.

With respect to gold and precious metals stocks, the strongest return/risk profile for the Philadelphia Gold & Silver Index (XAU) has historically occurred when Treasury bond yields are falling, and the ISM Purchasing Managers Index (PMI) is below the level of 50 that distinguishes economic expansion from contraction. Gold stocks can certainly gain during other conditions, but the advances tend to be more selective, and one may be swimming upstream to some extent. In recent months, Treasury bond yields have advanced above 4%, while the PMI has declined below 50. Coupled with a broad range of additional considerations, we remain moderately constructive in this sector. Again, however, we will be most comfortable with an aggressive outlook on precious metals shares at the point that bond yields are declining, particularly in combination with a weak PMI.

Adapting to experimental monetary policy

In previous market cycles across history, there were “limits” to speculation that could be identified based on various syndromes of “overvalued, overbought, overbullish” conditions. There is a single reason for the “permabear” reputation I acquired in the recent bubble: zero interest rates on safe assets were nearly intolerable for investors to accept, and this discomfort encouraged speculation in stocks beyond previously reliable “limits” – during periods of favorable market internals. The proper response was to abandon our bearish response to these “limits” – during periods of favorable market internals. We made that adaptation to our investment discipline in late-2017.

12

The Hussman Funds
Letter to Shareholders (continued)

Still, avoiding a bearish outlook when market internals are favorable is not the same as adopting a constructive outlook during those periods. In late-2021 we extended our ability to respond constructively to favorable internals even when valuations are extreme. That was a difficult decision for value-conscious investors like us, but the adaptation includes sufficient position limits and safety nets to align with what Benjamin Graham might describe as “intelligent speculation.” In most periods when market internals are favorable, we expect our outlook to be constructive as well, with a neutral outlook in only a minority of those periods.

These adaptations have several consequences:

●	They preserve the elements that enabled our discipline to admirably navigate decades of complete market cycles prior to the Fed’s foray into quantitative easing and zero-interest rate policies;

●

They lean our discipline toward a constructive outlook during periods of favorable internals, regardless of valuations – though with position limits and safety nets – which will be important should the Federal Reserve resume zero-interest rate policies in the future;

●	They restore our strategic flexibility – even in the unlikely scenario that valuations remain permanently elevated and never approach their historical norms again;

●

They preserve our ability to defend against collapses in conditions that have historically presented that risk. Once the combination of rich valuations and unfavorable internals opens up a “trap door,” every element of our discipline – including overextended conditions – can suddenly have powerful implications.

No forecasts or limits are required

By intention, none of the foregoing discussion has focused on recession probabilities, employment, inflation, banking strains, or earnings expectations. The reason is that the consequences of steep overvaluation, unfavorable market internals, and extreme overextension seem to be largely indifferent to these considerations. There is often no identifiable “catalyst” associated with various market peaks, air pockets, and free-falls. Catalysts tend to emerge later, if at all. To some extent, the initial losses are more behavioral than economic – extreme overextension simply tends to become exhausted, followed by concerted attempts by speculators to exit at still-elevated levels.

13

The Hussman Funds
Letter to Shareholders (continued)

It is important to reiterate that nothing in our discipline relies on valuations to retreat anywhere near their historical norms. I clearly expect that they will, but we emphatically do not rely on that. Our practice is to align our investment outlook with measurable, observable market conditions, particularly valuations and market internals. With one important exception (we no longer believe there are “limits” to speculation) that is the same discipline that allowed us to navigate decades of previous market cycles, including the technology and mortgage bubbles and their subsequent collapses.

We continue to believe that the greatest investment risks emerge when rich valuations are joined by divergent market internals, which we presently observe, and that the strongest expected return/risk profiles emerge when material declines in valuations are joined by improvement in the uniformity of market internals. We expect to see this full range of investment opportunities over time, and we are content to respond to observable market conditions as they change – just without the assumption that speculation still obeys well-defined limits. A century of market history, as well as our experience in decades of complete market cycles prior to the recent bubble, encourages us that this discipline is enough. No forecasts or limits are required.

I remain grateful, as always, for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Periodic updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website: www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses, please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and

14

The Hussman Funds
Letter to Shareholders (continued)

are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the Standard & Poor’s 500® Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

15

Hussman Strategic Growth Fund Portfolio Information
June 30, 2023 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Allocation Fund Portfolio Information
June 30, 2023 (Unaudited)

Asset Allocation (% of Net Assets)

16

Hussman Strategic Allocation Fund Portfolio Information (continued)
June 30, 2023 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2023 (Unaudited)

Asset Allocation (% of Net Assets)

17

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2023

COMMON STOCKS — 102.8%	Shares	Value
Communications — 6.0%
Advertising & Marketing — 0.2%
Omnicom Group, Inc. (a)	9,000	$856,350

Cable & Satellite — 0.5%
Comcast Corporation - Class A (a)	25,000	1,038,750
Sirius XM Holdings, Inc. (a)	300,000	1,359,000
		2,397,750
Entertainment Content — 0.9%
AMC Networks, Inc. - Class A (a)(b)	80,000	956,000
Paramount Global - Class B (a)	120,000	1,909,200
Warner Bros. Discovery, Inc. (a)(b)	90,000	1,128,600
		3,993,800
Internet Media & Services — 2.5%
Alphabet, Inc. - Class C (a)(b)	45,000	5,443,650
Meta Platforms, Inc. - Class A (a)(b)	5,000	1,434,900
Netflix, Inc. (a)(b)	7,500	3,303,675
Shutterstock, Inc. (a)	30,000	1,460,100
		11,642,325
Publishing & Broadcasting — 0.7%
Gray Television, Inc. (a)	180,000	1,418,400
Nexstar Media Group, Inc. (a)	12,500	2,081,875
		3,500,275
Telecommunications — 1.2%
Verizon Communications, Inc. (a)	150,000	5,578,500

Consumer Discretionary — 18.3%
Apparel & Textile Products — 0.8%
Carter’s, Inc. (a)	30,000	2,178,000
Crocs, Inc. (a)(b)	3,000	337,320
Tapestry, Inc. (a)	30,000	1,284,000
		3,799,320
Automotive — 1.2%
BorgWarner, Inc. (a)	60,000	2,934,600
Ford Motor Company (a)	50,000	756,500
Harley-Davidson, Inc. (a)	60,000	2,112,600
		5,803,700

18

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Consumer Discretionary — 18.3% (continued)
Consumer Services — 0.6%
Graham Holdings Company - Class B (a)	2,500	$1,428,700
Perdoceo Education Corporation (a)(b)	90,000	1,104,300
Stride, Inc. (a)(b)	12,000	446,760
		2,979,760
E-Commerce Discretionary — 1.4%
Amazon.com, Inc. (a)(b)	20,000	2,607,200
Etsy, Inc. (a)(b)	45,000	3,807,450
		6,414,650
Home & Office Products — 0.5%
Tempur Sealy International, Inc. (a)	60,000	2,404,200

Home Construction — 0.6%
Century Communities, Inc. (a)	24,000	1,838,880
Forestar Group, Inc. (a)(b)	35,000	789,250
		2,628,130
Leisure Facilities & Services — 2.4%
Brinker International, Inc. (a)(b)	75,000	2,745,000
Cracker Barrel Old Country Store, Inc. (a)	15,000	1,397,700
Domino’s Pizza, Inc. (a)	3,000	1,010,970
Starbucks Corporation (a)	30,000	2,971,800
Sweetgreen, Inc. - Class A (a)(b)	240,000	3,076,800
		11,202,270
Leisure Products — 1.8%
Brunswick Corporation (a)	15,000	1,299,600
LCI Industries (a)	12,000	1,516,320
Thor Industries, Inc. (a)	21,000	2,173,500
Winnebago Industries, Inc. (a)	30,000	2,000,700
YETI Holdings, Inc. (a)(b)	30,000	1,165,200
		8,155,320
Retail - Discretionary — 8.4%
AutoNation, Inc. (a)(b)	6,000	987,660
Best Buy Company, Inc. (a)	25,000	2,048,750
Big 5 Sporting Goods Corporation (a)	125,000	1,145,000
Buckle, Inc. (The) (a)	100,000	3,460,000
Chico’s FAS, Inc. (a)(b)	120,000	642,000
Dick’s Sporting Goods, Inc. (a)	35,000	4,626,650

19

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Consumer Discretionary — 18.3% (continued)
Retail - Discretionary — 8.4% (continued)
Duluth Holdings, Inc. - Class B (a)(b)	149,000	$935,720
Genesco, Inc. (a)(b)	45,000	1,126,800
Hibbett, Inc. (a)	60,000	2,177,400
Home Depot, Inc. (The) (a)	6,000	1,863,840
Kohl’s Corporation (a)	75,000	1,728,750
Lowe’s Companies, Inc. (a)	9,000	2,031,300
Macy’s, Inc. (a)	150,000	2,407,500
MarineMax, Inc. (a)(b)	50,000	1,708,000
Nordstrom, Inc. (a)	100,000	2,047,000
Sally Beauty Holdings, Inc. (a)(b)	180,000	2,223,000
Ulta Beauty, Inc. (a)(b)	6,000	2,823,570
Urban Outfitters, Inc. (a)(b)	60,000	1,987,800
Williams-Sonoma, Inc. (a)	20,000	2,502,800
Zumiez, Inc. (a)(b)	50,000	833,000
		39,306,540
Wholesale - Discretionary — 0.6%
Educational Development Corporation (b)	35,000	41,650
LKQ Corporation (a)	30,000	1,748,100
ScanSource, Inc. (a)(b)	30,000	886,800
		2,676,550
Consumer Staples — 8.6%
Beverages — 0.1%
PepsiCo, Inc. (a)	3,000	555,660

Food — 2.8%
B&G Foods, Inc. (a)	120,000	1,670,400
Campbell Soup Company (a)	60,000	2,742,600
General Mills, Inc. (a)	18,000	1,380,600
Ingredion, Inc. (a)	12,000	1,271,400
Kellogg Company (a)	75,000	5,055,000
Kraft Heinz Company (The) (a)	30,000	1,065,000
		13,185,000
Household Products — 0.8%
Colgate-Palmolive Company (a)	24,000	1,848,960
Energizer Holdings, Inc. (a)	30,000	1,007,400
Kimberly-Clark Corporation (a)	6,000	828,360
		3,684,720

20

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Consumer Staples — 8.6% (continued)
Retail - Consumer Staples — 3.4%
BJ’s Wholesale Club Holdings, Inc. (a)(b)	30,000	$1,890,300
Ingles Markets, Inc. - Class A (a)	24,000	1,983,600
Kroger Company (The) (a)	45,000	2,115,000
Natural Grocers by Vitamin Cottage, Inc. (a)	90,000	1,103,400
Sprouts Farmers Market, Inc. (a)(b)	120,000	4,407,600
Target Corporation (a)	15,000	1,978,500
Walgreens Boots Alliance, Inc. (a)	75,000	2,136,750
		15,615,150
Wholesale - Consumer Staples — 1.5%
Andersons, Inc. (The) (a)	45,000	2,076,750
Archer-Daniels-Midland Company (a)	25,000	1,889,000
United Natural Foods, Inc. (a)(b)	150,000	2,932,500
		6,898,250
Energy — 7.7%
Oil & Gas Producers — 4.8%
APA Corporation (a)	75,000	2,562,750
California Resources Corporation (a)	75,000	3,396,750
Callon Petroleum Company (a)(b)	30,000	1,052,100
Cheniere Energy Partners, L.P. (a)	18,000	830,520
Chord Energy Corporation (a)	6,000	922,800
Civitas Resources, Inc. (a)	24,000	1,664,880
Coterra Energy, Inc. (a)	75,000	1,897,500
Exxon Mobil Corporation (a)	30,000	3,217,500
Ovintiv, Inc. (a)	24,000	913,680
Phillips 66 (a)	18,000	1,716,840
Range Resources Corporation (a)	24,000	705,600
SM Energy Company (a)	48,000	1,518,240
Vital Energy, Inc. (a)(b)	45,000	2,031,750
		22,430,910
Oil & Gas Services & Equipment — 0.3%
Nabors Industries Ltd. (a)(b)	15,000	1,395,450

Renewable Energy — 2.6%
Array Technologies, Inc. (a)(b)	150,000	3,390,000
Canadian Solar, Inc. (a)(b)	150,000	5,803,500
JinkoSolar Holding Company Ltd. - ADR (a)(b)	9,000	399,420
Shoals Technologies Group, Inc. - Class A (a)(b)	90,000	2,300,400
		11,893,320

21

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Financials — 4.8%
Asset Management — 0.8%
Federated Hermes, Inc. (a)	42,000	$1,505,700
Invesco Ltd. (a)	125,000	2,101,250
Oscar Health Inc. (a)(b)	30,000	241,800
		3,848,750
Banking — 1.1%
Associated Banc-Corp (a)	30,000	486,900
Citizens Financial Group, Inc. (a)	39,850	1,039,288
Customers Bancorp, Inc. (a)(b)	75,000	2,269,500
New York Community Bancorp, Inc. (a)	100,000	1,124,000
		4,919,688
Institutional Financial Services — 1.3%
Cboe Global Markets, Inc. (a)	15,000	2,070,150
Evercore, Inc. - Class A (a)	25,000	3,089,750
StoneX Group, Inc. (a)(b)	10,000	830,800
		5,990,700
Insurance — 1.6%
Aflac, Inc. (a)	15,000	1,047,000
Allstate Corporation (The) (a)	15,000	1,635,600
Old Republic International Corporation (a)	75,000	1,887,750
Unum Group (a)	60,000	2,862,000
		7,432,350
Health Care — 15.8%
Biotech & Pharma — 11.0%
AbbVie, Inc. (a)	15,000	2,020,950
ACADIA Pharmaceuticals, Inc. (a)(b)	60,000	1,437,000
Alkermes plc (a)(b)	12,000	375,600
Amgen, Inc. (a)	15,000	3,330,300
Biogen, Inc. (a)(b)	6,000	1,709,100
Catalyst Pharmaceuticals, Inc. (a)(b)	90,000	1,209,600
Corcept Therapeutics, Inc. (a)(b)	90,000	2,002,500
CRISPR Therapeutics AG (a)(b)	9,000	505,260
Dynavax Technologies Corporation (a)(b)	120,000	1,550,400
Exelixis, Inc. (a)(b)	125,000	2,388,750
Gilead Sciences, Inc. (a)	36,000	2,774,520
Halozyme Therapeutics, Inc. (a)(b)	45,000	1,623,150
Harmony Biosciences Holdings, Inc. (a)(b)	30,000	1,055,700
Incyte Corporation (a)(b)	37,500	2,334,375

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Health Care — 15.8% (continued)
Biotech & Pharma — 11.0% (continued)
Innoviva, Inc. (a)(b)	200,000	$2,546,000
Ironwood Pharmaceuticals, Inc. (a)(b)	120,000	1,276,800
Merck & Company, Inc. (a)	6,000	692,340
Neurocrine Biosciences, Inc. (a)(b)	35,000	3,300,500
Pacira BioSciences, Inc. (a)(b)	25,000	1,001,750
Pfizer, Inc. (a)	100,000	3,668,000
Regeneron Pharmaceuticals, Inc. (a)(b)	7,500	5,389,050
Sage Therapeutics, Inc. (a)(b)	12,000	564,240
Supernus Pharmaceuticals, Inc. (a)(b)	90,000	2,705,400
United Therapeutics Corporation (a)(b)	9,000	1,986,750
Vanda Pharmaceuticals, Inc. (a)(b)	150,000	988,500
Vertex Pharmaceuticals, Inc. (a)(b)	7,500	2,639,325
		51,075,860
Health Care Facilities & Services — 3.2%
Cigna Group (The) (a)	15,000	4,209,000
CVS Health Corporation (a)	35,000	2,419,550
HCA Healthcare, Inc. (a)	3,000	910,440
Laboratory Corporation of America Holdings (a)	5,000	1,206,650
Patterson Companies, Inc. (a)	45,000	1,496,700
Quest Diagnostics, Inc. (a)	12,000	1,686,720
Universal Health Services, Inc. - Class B (a)	20,000	3,155,400
		15,084,460
Medical Equipment & Devices — 1.6%
Illumina, Inc. (a)(b)	12,000	2,249,880
Inogen, Inc. (a)(b)	15,000	173,250
QuidelOrtho Corporation (a)(b)	6,000	497,160
Shockwave Medical, Inc. (a)(b)	9,000	2,568,690
Waters Corporation (a)(b)	5,000	1,332,700
Zynex Inc. (a)(b)	90,000	863,100
		7,684,780
Industrials — 9.6%
Commercial Support Services — 1.0%
AMN Healthcare Services, Inc. (a)(b)	6,000	654,720
ASGN, Inc. (a)(b)	15,000	1,134,450
H&R Block, Inc. (a)	62,500	1,991,875
Robert Half International, Inc. (a)	15,000	1,128,300
		4,909,345

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Industrials — 9.6% (continued)
Diversified Industrials — 0.6%
3M Company (a)	30,000	$3,002,700

Electrical Equipment — 2.9%
Advanced Energy Industries, Inc. (a)	25,000	2,786,250
Alarm.com Holdings, Inc. (a)(b)	15,000	775,200
Allegion plc (a)	22,500	2,700,450
Atkore, Inc. (a)(b)	20,000	3,118,800
BWX Technologies, Inc. (a)	12,000	858,840
Carrier Global Corporation (a)	12,000	596,520
Keysight Technologies, Inc. (a)(b)	9,000	1,507,050
Sensata Technologies Holding plc (a)	24,000	1,079,760
WidePoint Corporation (b)	92,000	171,120
		13,593,990
Industrial Support Services — 0.7%
MSC Industrial Direct Company, Inc. - Class A (a)	15,000	1,429,200
WESCO International, Inc. (a)	9,000	1,611,540
		3,040,740
Machinery — 0.7%
Symbotic, Inc (a)(b)	75,000	3,210,750
Xylem, Inc. (a)	1,440	162,173
		3,372,923
Transportation & Logistics — 3.3%
C.H. Robinson Worldwide, Inc. (a)	25,000	2,358,750
Expeditors International of Washington, Inc. (a)	18,000	2,180,340
FedEx Corporation (a)	7,500	1,859,250
Heartland Express, Inc. (a)	60,000	984,600
Knight-Swift Transportation Holdings, Inc. (a)	50,000	2,778,000
Landstar System, Inc. (a)	9,000	1,732,860
Matson, Inc. (a)	15,000	1,165,950
United Parcel Service, Inc. - Class B (a)	12,500	2,240,625
		15,300,375
Transportation Equipment — 0.4%
Allison Transmission Holdings, Inc. (a)	30,000	1,693,800

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Materials — 8.6%
Chemicals — 3.0%
AdvanSix, Inc. (a)	62,500	$2,186,250
CF Industries Holdings, Inc. (a)	37,500	2,603,250
Ingevity Corporation (a)(b)	37,500	2,181,000
Intrepid Potash, Inc. (a)(b)	24,000	544,560
Kronos Worldwide, Inc. (a)	60,000	523,800
LyondellBasell Industries N.V. - Class A (a)	15,000	1,377,450
Mosaic Company (The) (a)	75,000	2,625,000
Westlake Corporation (a)	15,000	1,792,050
		13,833,360
Containers & Packaging — 1.0%
Berry Global Group, Inc. (a)	30,000	1,930,200
Greif, Inc. - Class A (a)	30,000	2,066,700
International Paper Company (a)	30,000	954,300
		4,951,200
Forestry, Paper & Wood Products — 0.3%
Boise Cascade Company (a)	15,000	1,355,250

Metals & Mining — 3.3%
Agnico Eagle Mines Ltd. (a)	60,000	2,998,800
AngloGold Ashanti Ltd. - ADR (a)	60,000	1,265,400
Barrick Gold Corporation (a)	180,000	3,047,400
Encore Wire Corporation (a)	9,000	1,673,370
Freeport-McMoRan, Inc. (a)	24,000	960,000
Kinross Gold Corporation (a)	90,000	429,300
Newmont Corporation (a)	72,000	3,071,520
Royal Gold, Inc. (a)	12,000	1,377,360
Wheaton Precious Metals Corporation (a)	18,000	777,960
		15,601,110
Steel — 1.0%
Nucor Corporation (a)	15,000	2,459,700
Worthington Industries, Inc. (a)	30,000	2,084,100
		4,543,800

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Technology — 22.8%
Semiconductors — 7.3%
Allegro MicroSystems, Inc. (a)(b)	45,000	$2,031,300
Amkor Technology, Inc. (a)	180,000	5,355,000
Applied Materials, Inc. (a)	15,000	2,168,100
Axcelis Technologies, Inc. (a)(b)	3,000	549,990
Broadcom, Inc. (a)	1,200	1,040,916
Cirrus Logic, Inc. (a)(b)	30,000	2,430,300
Diodes, Inc. (a)(b)	15,000	1,387,350
Intel Corporation (a)	40,000	1,337,600
IPG Photonics Corporation (a)(b)	10,000	1,358,200
KLA Corporation (a)	3,000	1,455,060
Kulicke & Soffa Industries, Inc. (a)	18,000	1,070,100
Microchip Technology, Inc. (a)	24,000	2,150,160
Photronics, Inc. (a)(b)	60,000	1,547,400
QUALCOMM, Inc. (a)	40,000	4,761,600
Semtech Corporation (a)(b)	60,000	1,527,600
Skyworks Solutions, Inc. (a)	18,000	1,992,420
Vishay Intertechnology, Inc. (a)	60,000	1,764,000
		33,927,096
Software — 4.9%
Akamai Technologies, Inc. (a)(b)	18,000	1,617,660
C3.ai, Inc. - Class A (a)(b)	54,000	1,967,220
Calix, Inc. (a)(b)	18,000	898,380
Ebix, Inc. (a)	85,000	2,142,000
Immersion Corporation (a)(b)	120,000	849,600
Microsoft Corporation (a)	900	306,486
Nutanix, Inc. - Class A (a)(b)	75,000	2,103,750
Qualys, Inc. (a)(b)	18,000	2,325,060
Samsara, Inc. - Class A (a)(b)	18,000	498,780
Schrodinger, Inc. (a)(b)	30,000	1,497,600
VMware, Inc. - Class A (a)(b)	35,000	5,029,150
Yext, Inc. (a)(b)	24,000	271,440
Ziff Davis, Inc. (a)(b)	30,000	2,101,800
Zoom Video Communications, Inc. - Class A (a)(b)	15,000	1,018,200
		22,627,126

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 102.8% (continued)	Shares	Value
Technology — 22.8% (continued)
Technology Hardware — 7.2%
Apple, Inc. (a)	1,500	$290,955
Arista Networks, Inc. (a)(b)	24,000	3,889,440
Arrow Electronics, Inc. (a)(b)	9,000	1,289,070
Avnet, Inc. (a)	45,000	2,270,250
Cambium Networks Corporation (a)(b)	30,000	456,600
Ciena Corporation (a)(b)	45,000	1,912,050
Cisco Systems, Inc. (a)	30,000	1,552,200
Clearfield, Inc. (a)(b)	75,000	3,551,250
F5, Inc. (a)(b)	12,000	1,755,120
InterDigital, Inc. (a)	15,000	1,448,250
Jabil, Inc. (a)	15,000	1,618,950
Juniper Networks, Inc. (a)	75,000	2,349,750
Lumentum Holdings, Inc. (a)(b)	7,500	425,475
NetApp, Inc. (a)	30,000	2,292,000
Super Micro Computer, Inc. (a)(b)	15,000	3,738,750
Turtle Beach Corporation (a)(b)	125,000	1,456,250
Ubiquiti, Inc. (a)	18,000	3,163,500
		33,459,860
Technology Services — 3.4%
Block, Inc. - Class A (a)(b)	12,000	798,840
Cognizant Technology Solutions Corporation - Class A (a)	70,000	4,569,600
EPAM Systems, Inc. (a)(b)	15,000	3,371,250
FactSet Research Systems, Inc. (a)	1,500	600,975
FleetCor Technologies, Inc. (a)(b)	3,000	753,240
Infosys Ltd. - ADR (a)	150,000	2,410,500
Maximus, Inc. (a)	12,000	1,014,120
PayPal Holdings, Inc. (a)(b)	37,500	2,502,375
		16,020,900
Utilities — 0.6%
Electric Utilities — 0.6%
NRG Energy, Inc. (a)	75,000	2,804,250

Total Common Stocks (Cost $490,459,400)		$479,072,313

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2023

WARRANTS — 0.0%(c)	Shares	Value
Energy — 0.0% (c)
Oil & Gas Services & Equipment — 0.0% (c)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$92,000

EXCHANGE-TRADED PUT OPTION CONTRACTS — 1.2%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 08/18/2023 at $1,850	1,000	$188,873,400	$2,825,000
S&P 500® Index Option, 08/18/2023 at $4,400	625	278,148,750	2,943,750
Total Put Option Contracts (Cost $10,187,267)		$467,022,150	$5,768,750

Total Investments at Value — 104.0% (Cost $500,646,667)			$484,933,063

MONEY MARKET FUNDS — 39.0%
Invesco Treasury Portfolio - Institutional Class, 5.05% (d) (Cost $181,951,410)	181,951,410	$181,951,410

Total Investments and Money Market Funds at Value — 143.0% (Cost $682,598,077)		$666,884,473

Written Call Option Contracts — (42.5%)		(198,321,500)

Liabilities in Excess of Other Assets — (0.5%)		(2,335,055)

Net Assets — 100.0%		$466,227,918

ADR - American Depositary Receipt.
(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2023 was $478,196,593.
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2023.
See accompanying notes to financial statements.

28

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2023

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	1,000	$188,873,400	$1,200	09/15/2023	$69,509,000
S&P 500® Index Option	625	278,148,750	2,400	09/15/2023	128,812,500
Total Written Call Option Contracts (Premiums received $169,434,513)		$467,022,150			$198,321,500

See accompanying notes to financial statements.

29

Hussman Strategic Allocation Fund Schedule of Investments
June 30, 2023

COMMON STOCKS — 65.9%	Shares	Value
Communications — 3.8%
Advertising & Marketing — 0.1%
Omnicom Group, Inc.	300	$28,545

Cable & Satellite — 0.3%
Comcast Corporation - Class A (a)	1,000	41,550
Sirius XM Holdings, Inc. (a)	10,000	45,300
		86,850
Entertainment Content — 0.5%
AMC Networks, Inc. - Class A (a)(b)	3,200	38,240
Paramount Global - Class B (a)	4,000	63,640
Warner Bros. Discovery, Inc. (a)(b)	3,000	37,620
		139,500
Internet Media & Services — 1.6%
Alphabet, Inc. - Class C (a)(b)	1,800	217,746
Meta Platforms, Inc. - Class A (a)(b)	200	57,396
Netflix, Inc. (a)(b)	300	132,147
Shutterstock, Inc. (a)	1,000	48,670
		455,959
Publishing & Broadcasting — 0.5%
Gray Television, Inc. (a)	6,000	47,280
Nexstar Media Group, Inc. (a)	500	83,275
		130,555
Telecommunications — 0.8%
Verizon Communications, Inc. (a)	6,000	223,140

Consumer Discretionary — 12.3%
Apparel & Textile Products — 0.5%
Carter’s, Inc. (a)	1,000	72,600
Crocs, Inc. (a)(b)	200	22,488
Tapestry, Inc. (a)	1,000	42,800
		137,888
Automotive — 0.8%
BorgWarner, Inc. (a)	2,700	132,057
Ford Motor Company (a)	2,000	30,260
Harley-Davidson, Inc. (a)	2,000	70,420
		232,737
Consumer Services — 0.4%
Graham Holdings Company - Class B (a)	100	57,148

30

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Consumer Discretionary — 12.3% (continued)
Consumer Services — 0.4% (continued)
Perdoceo Education Corporation (a)(b)	3,000	$36,810
Stride, Inc. (a)(b)	400	14,892
		108,850
E-Commerce Discretionary — 0.9%
Amazon.com, Inc. (a)(b)	800	104,288
Etsy, Inc. (b)	1,800	152,298
		256,586
Home & Office Products — 0.4%
Tempur Sealy International, Inc. (a)	2,400	96,168

Home Construction — 0.3%
Century Communities, Inc. (a)	800	61,296
Forestar Group, Inc. (a)(b)	1,000	22,550
		83,846
Leisure Facilities & Services — 1.6%
Brinker International, Inc. (a)(b)	3,400	124,440
Cracker Barrel Old Country Store, Inc. (a)	500	46,590
Domino’s Pizza, Inc. (a)	100	33,699
Starbucks Corporation (a)	1,300	128,778
Sweetgreen, Inc. - Class A (a)(b)	9,600	123,072
		456,579
Leisure Products — 1.4%
Brunswick Corporation (a)	500	43,320
LCI Industries (a)	400	50,544
Thor Industries, Inc. (a)	1,000	103,500
Winnebago Industries, Inc. (a)	2,200	146,718
YETI Holdings, Inc. (a)(b)	1,200	46,608
		390,690
Retail - Discretionary — 5.7%
AutoNation, Inc. (a)(b)	200	32,922
Best Buy Company, Inc. (a)	1,000	81,950
Big 5 Sporting Goods Corporation (a)	5,000	45,800
Buckle, Inc. (The) (a)	4,000	138,400
Chico’s FAS, Inc. (a)(b)	3,000	16,050
Dick’s Sporting Goods, Inc. (a)	1,600	211,504
Duluth Holdings, Inc. - Class B (a)(b)	5,950	37,366

31

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Consumer Discretionary — 12.3% (continued)
Retail - Discretionary — 5.7% (continued)
Genesco, Inc. (a)(b)	1,500	$37,560
Hibbett, Inc. (a)	2,000	72,580
Home Depot, Inc. (The) (a)	200	62,128
Kohl’s Corporation (a)	2,500	57,625
Lowe’s Companies, Inc.	300	67,710
Macy’s, Inc. (a)	6,000	96,300
MarineMax, Inc. (a)(b)	2,000	68,320
Nordstrom, Inc. (a)	4,000	81,880
Sally Beauty Holdings, Inc. (a)(b)	7,000	86,450
Ulta Beauty, Inc. (a)(b)	300	141,179
Urban Outfitters, Inc. (a)(b)	3,000	99,390
Williams-Sonoma, Inc. (a)	800	100,112
Zumiez, Inc. (a)(b)	2,000	33,320
		1,568,546
Wholesale - Discretionary — 0.3%
LKQ Corporation (a)	1,000	58,270
ScanSource, Inc. (a)(b)	1,000	29,560
		87,830
Consumer Staples — 5.3%
Beverages — 0.1%
PepsiCo, Inc. (a)	100	18,522

Food — 1.8%
B&G Foods, Inc. (a)	4,000	55,680
Campbell Soup Company (a)	2,400	109,704
General Mills, Inc. (a)	800	61,360
Ingredion, Inc. (a)	400	42,380
Kellogg Company (a)	3,000	202,200
Kraft Heinz Company (The) (a)	1,000	35,500
		506,824
Household Products — 0.4%
Colgate-Palmolive Company (a)	800	61,632
Energizer Holdings, Inc. (a)	1,000	33,580
Kimberly-Clark Corporation (a)	200	27,612
		122,824

32

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Consumer Staples — 5.3% (continued)
Retail - Consumer Staples — 2.0%
BJ’s Wholesale Club Holdings, Inc. (a)(b)	1,000	$63,010
Ingles Markets, Inc. - Class A (a)	800	66,120
Kroger Company (The) (a)	1,500	70,500
Natural Grocers by Vitamin Cottage, Inc. (a)	3,000	36,780
Sprouts Farmers Market, Inc. (a)(b)	4,800	176,304
Target Corporation (a)	500	65,950
Walgreens Boots Alliance, Inc. (a)	3,000	85,470
		564,134
Wholesale - Consumer Staples — 1.0%
Andersons, Inc. (The) (a)	1,500	69,225
Archer-Daniels-Midland Company (a)	1,000	75,560
United Natural Foods, Inc. (a)(b)	6,000	117,300
		262,085
Energy — 5.1%
Oil & Gas Producers — 3.1%
APA Corporation (a)	3,000	102,510
California Resources Corporation (a)	2,500	113,225
Callon Petroleum Company (a)(b)	1,000	35,070
Cheniere Energy Partners, L.P. (a)	600	27,684
Chord Energy Corporation	200	30,760
Civitas Resources, Inc. (a)	1,000	69,370
Coterra Energy, Inc. (a)	2,500	63,250
Exxon Mobil Corporation (a)	1,500	160,875
Ovintiv, Inc. (a)	800	30,456
Phillips 66 (a)	800	76,304
Range Resources Corporation (a)	800	23,520
SM Energy Company (a)	1,600	50,608
Vital Energy, Inc. (a)(b)	1,500	67,725
		851,357
Oil & Gas Services & Equipment — 0.1%
Nabors Industries Ltd. (a)(b)	400	37,212

Renewable Energy — 1.9%
Array Technologies, Inc. (b)	7,000	158,200
Canadian Solar, Inc. (a)(b)	6,500	251,485
JinkoSolar Holding Company Ltd. - ADR (a)(b)	300	13,314
Shoals Technologies Group, Inc. - Class A (a)(b)	3,600	92,016
		515,015

33

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Financials — 3.0%
Asset Management — 0.5%
Federated Hermes, Inc. (a)	1,400	$50,190
Invesco Ltd. (a)	5,000	84,050
Oscar Health Inc. (b)	1,000	8,060
		142,300
Banking — 0.6%
Associated Banc-Corp (a)	1,000	16,230
Citizens Financial Group, Inc. (a)	1,594	41,572
Customers Bancorp, Inc. (a)(b)	2,500	75,650
New York Community Bancorp, Inc. (a)	4,000	44,960
		178,412
Institutional Financial Services — 0.9%
Cboe Global Markets, Inc. (a)	600	82,806
Evercore, Inc. - Class A (a)	1,000	123,590
StoneX Group, Inc. (a)(b)	400	33,232
		239,628
Insurance — 1.0%
Aflac, Inc. (a)	500	34,900
Allstate Corporation (The) (a)	500	54,520
Old Republic International Corporation (a)	2,500	62,925
Unum Group	2,400	114,480
		266,825
Health Care — 10.3%
Biotech & Pharma — 7.1%
AbbVie, Inc. (a)	600	80,838
ACADIA Pharmaceuticals, Inc. (a)(b)	2,000	47,900
Alkermes plc (a)(b)	400	12,520
Amgen, Inc. (a)	600	133,212
Biogen, Inc. (a)(b)	300	85,455
Catalyst Pharmaceuticals, Inc. (a)(b)	3,000	40,320
Corcept Therapeutics, Inc. (a)(b)	3,600	80,100
CRISPR Therapeutics AG (a)(b)	300	16,842
Dynavax Technologies Corporation (a)(b)	4,000	51,680
Exelixis, Inc. (a)(b)	5,000	95,550
Gilead Sciences, Inc. (a)	1,600	123,312
Halozyme Therapeutics, Inc. (a)(b)	1,500	54,105
Harmony Biosciences Holdings, Inc. (a)(b)	1,000	35,190

34

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Health Care — 10.3% (continued)
Biotech & Pharma — 7.1% (continued)
Incyte Corporation (a)(b)	1,500	$93,375
Innoviva, Inc. (a)(b)	8,000	101,840
Ironwood Pharmaceuticals, Inc. (a)(b)	4,000	42,560
Merck & Company, Inc. (a)	200	23,078
Neurocrine Biosciences, Inc. (b)	1,400	132,020
Pacira BioSciences, Inc. (a)(b)	1,000	40,070
Pfizer, Inc. (a)	4,000	146,720
Regeneron Pharmaceuticals, Inc. (a)(b)	300	215,562
Sage Therapeutics, Inc. (a)(b)	400	18,808
Supernus Pharmaceuticals, Inc. (a)(b)	3,600	108,216
United Therapeutics Corporation (b)	300	66,225
Vanda Pharmaceuticals, Inc. (a)(b)	6,000	39,540
Vertex Pharmaceuticals, Inc. (a)(b)	300	105,573
		1,990,611
Health Care Facilities & Services — 2.1%
Cigna Group (The) (a)	600	168,360
CVS Health Corporation (a)	1,400	96,782
HCA Healthcare, Inc. (a)	100	30,348
Laboratory Corporation of America Holdings (a)	200	48,266
Patterson Companies, Inc. (a)	1,500	49,890
Quest Diagnostics, Inc. (a)	400	56,224
Universal Health Services, Inc. - Class B (a)	800	126,216
		576,086
Medical Equipment & Devices — 1.1%
Illumina, Inc. (a)(b)	500	93,745
Inogen, Inc. (a)(b)	500	5,775
QuidelOrtho Corporation (a)(b)	200	16,572
Shockwave Medical, Inc. (a)(b)	360	102,748
Waters Corporation (a)(b)	200	53,308
Zynex Inc. (a)(b)	3,000	28,770
		300,918
Industrials — 6.1%
Commercial Support Services — 0.6%
AMN Healthcare Services, Inc. (a)(b)	200	21,824
ASGN, Inc. (a)(b)	500	37,815
H&R Block, Inc. (a)	2,500	79,675
Robert Half International, Inc. (a)	500	37,610
		176,924

35

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Industrials — 6.1% (continued)
Diversified Industrials — 0.4%
3M Company	1,200	$120,108

Electrical Equipment — 1.9%
Advanced Energy Industries, Inc. (a)	1,000	111,450
Alarm.com Holdings, Inc. (a)(b)	500	25,840
Allegion plc (a)	900	108,018
Atkore, Inc. (a)(b)	900	140,346
BWX Technologies, Inc.	400	28,628
Carrier Global Corporation (a)	400	19,884
Keysight Technologies, Inc. (a)(b)	300	50,235
Sensata Technologies Holding plc (a)	800	35,992
		520,393
Industrial Support Services — 0.4%
MSC Industrial Direct Company, Inc. - Class A (a)	500	47,640
WESCO International, Inc. (a)	300	53,718
		101,358
Machinery — 0.5%
Symbotic, Inc (a)(b)	3,000	128,430
Xylem, Inc. (a)	48	5,406
		133,836
Transportation & Logistics — 2.1%
C.H. Robinson Worldwide, Inc. (a)	1,000	94,350
Expeditors International of Washington, Inc. (a)	600	72,678
FedEx Corporation (a)	300	74,370
Heartland Express, Inc. (a)	2,000	32,820
Knight-Swift Transportation Holdings, Inc. (a)	2,000	111,120
Landstar System, Inc. (a)	300	57,762
Matson, Inc. (a)	500	38,865
United Parcel Service, Inc. - Class B (a)	500	89,625
		571,590
Transportation Equipment — 0.2%
Allison Transmission Holdings, Inc. (a)	1,000	56,460

36

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Materials — 5.4%
Chemicals — 1.9%
AdvanSix, Inc. (a)	2,500	$87,450
CF Industries Holdings, Inc. (a)	1,500	104,130
Ingevity Corporation (a)(b)	1,500	87,240
Intrepid Potash, Inc. (a)(b)	800	18,152
Kronos Worldwide, Inc. (a)	2,000	17,460
LyondellBasell Industries N.V. - Class A (a)	500	45,915
Mosaic Company (The) (a)	3,000	105,000
Westlake Corporation (a)	500	59,735
		525,082
Containers & Packaging — 0.6%
Berry Global Group, Inc. (a)	1,000	64,340
Greif, Inc. - Class A (a)	1,000	68,890
International Paper Company (a)	1,000	31,810
		165,040
Forestry, Paper & Wood Products — 0.1%
Boise Cascade Company (a)	500	45,175

Metals & Mining — 2.2%
Agnico Eagle Mines Ltd. (a)	2,400	119,952
AngloGold Ashanti Ltd. - ADR (a)	2,400	50,616
Barrick Gold Corporation (a)	7,200	121,896
Encore Wire Corporation (a)	300	55,779
Freeport-McMoRan, Inc. (a)	800	32,000
Kinross Gold Corporation (a)	3,600	17,172
Newmont Corporation (a)	2,900	123,714
Royal Gold, Inc. (a)	480	55,094
Wheaton Precious Metals Corporation (a)	700	30,254
		606,477
Steel — 0.6%
Nucor Corporation (a)	600	98,388
Worthington Industries, Inc.	1,000	69,470
		167,858
Technology — 14.2%
Semiconductors — 4.5%
Allegro MicroSystems, Inc. (a)(b)	1,500	67,710
Amkor Technology, Inc. (a)	7,200	214,199
Applied Materials, Inc.	500	72,270

37

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Technology — 14.2% (continued)
Semiconductors — 4.5% (Continued)
Axcelis Technologies, Inc. (a)(b)	100	$18,333
Broadcom, Inc.	40	34,697
Cirrus Logic, Inc. (a)(b)	1,200	97,212
Diodes, Inc. (a)(b)	700	64,743
Intel Corporation (a)	1,600	53,504
IPG Photonics Corporation (a)(b)	400	54,328
KLA Corporation (a)	100	48,502
Kulicke & Soffa Industries, Inc.	600	35,670
Microchip Technology, Inc. (a)	800	71,672
Photronics, Inc. (a)(b)	2,000	51,580
QUALCOMM, Inc. (a)	1,600	190,464
Semtech Corporation (a)(b)	2,000	50,920
Skyworks Solutions, Inc. (a)	600	66,414
Vishay Intertechnology, Inc. (a)	2,000	58,800
		1,251,018
Software — 3.0%
Akamai Technologies, Inc. (a)(b)	600	53,922
C3.ai, Inc. - Class A (a)(b)	2,000	72,860
Calix, Inc. (a)(b)	600	29,946
Ebix, Inc. (a)	3,400	85,680
Immersion Corporation (a)(b)	4,000	28,320
Microsoft Corporation (a)	30	10,216
Nutanix, Inc. - Class A (a)(b)	2,500	70,125
Qualys, Inc. (a)(b)	700	90,419
Samsara, Inc. - Class A (b)	600	16,626
Schrodinger, Inc. (a)(b)	1,000	49,920
VMware, Inc. - Class A (a)(b)	1,400	201,166
Yext, Inc. (b)	800	9,048
Ziff Davis, Inc. (a)(b)	1,000	70,060
Zoom Video Communications, Inc. - Class A (a)(b)	500	33,940
		822,248
Technology Hardware — 4.5%
Apple, Inc. (a)	50	9,699
Arista Networks, Inc. (a)(b)	900	145,854
Arrow Electronics, Inc. (a)(b)	300	42,969
Avnet, Inc. (a)	1,500	75,675

38

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 65.9% (continued)	Shares	Value
Technology — 14.2% (continued)
Technology Hardware — 4.5% (continued)
Cambium Networks Corporation (a)(b)	1,000	$15,220
Ciena Corporation (a)(b)	1,500	63,735
Cisco Systems, Inc. (a)	1,000	51,740
Clearfield, Inc. (a)(b)	3,000	142,050
F5, Inc. (a)(b)	400	58,504
InterDigital, Inc. (a)	500	48,275
Jabil, Inc. (a)	500	53,965
Juniper Networks, Inc. (a)	3,000	93,990
Lumentum Holdings, Inc. (a)(b)	300	17,019
NetApp, Inc. (a)	1,200	91,680
Super Micro Computer, Inc. (b)	600	149,549
Turtle Beach Corporation (a)(b)	5,000	58,250
Ubiquiti, Inc. (a)	700	123,025
		1,241,199
Technology Services — 2.2%
Block, Inc. - Class A (a)(b)	400	26,628
Cognizant Technology Solutions Corporation - Class A (a)	2,700	176,256
EPAM Systems, Inc. (a)(b)	600	134,850
FactSet Research Systems, Inc. (a)	50	20,033
FleetCor Technologies, Inc. (a)(b)	100	25,108
Infosys Ltd. - ADR (a)	6,000	96,420
Maximus, Inc. (a)	400	33,804
PayPal Holdings, Inc. (a)(b)	1,500	100,095
		613,194
Utilities — 0.4%
Electric Utilities — 0.4%
NRG Energy, Inc. (a)	3,000	112,170

Total Common Stocks (Cost $18,884,706)		$18,287,152

39

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

U.S. TREASURY OBLIGATIONS — 30.7%	Par Value	Value
U.S. Treasury Bills (c) — 17.9%
5.067%, due 07/25/2023	$2,500,000	$2,492,344
5.290%, due 09/28/2023	2,500,000	2,468,765
		4,961,109
U.S. Treasury Inflation-Protected Notes — 9.7%
0.500%, due 04/15/2024	601,415	586,644
0.125%, due 04/15/2026	1,156,570	1,084,436
0.125%, due 04/15/2027	537,220	497,203
0.125%, due 01/15/2031	582,585	517,611
		2,685,894
U.S. Treasury Notes — 3.1%
1.500%, due 01/31/2027	500,000	452,774
0.625%, due 08/15/2030	500,000	398,242
		851,016

Total U.S. Treasury Obligations (Cost $8,788,619)		$8,498,019

WARRANTS — 0.0%(d)	Shares	Value
Energy — 0.0% (d)
Oil & Gas Services & Equipment — 0.0% (d)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	240	$2,760

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.1%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 09/15/2023 at $1,600	36	$6,799,442	$23,760
S&P 500® Index Option, 09/15/2023 at $3,600	22	9,790,836	14,520
Total Put Option Contracts (Cost $180,200)		$16,590,278	$38,280

Total Investments at Value — 96.7% (Cost $27,853,525)			$26,826,211

40

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2023

MONEY MARKET FUNDS — 14.0%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 5.05% (e) (Cost $3,893,761)	3,893,761	$3,893,761

Total Investments and Money Market Funds at Value — 110.7% (Cost $31,747,286)		$30,719,972

Written Call Option Contracts — (10.9%)		(3,031,460)

Other Assets in Excess of Liabilities — 0.2%		50,300

Net Assets — 100.0%		$27,738,812

ADR - American Depositary Receipt.
(a)	All or portion of the security is used as collateral to cover written call options. The total value of the securities held as collateral as of June 30, 2023 was $16,854,763.
(b)	Non-income producing security.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of June 30, 2023.
See accompanying notes to financial statements.

41

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
June 30, 2023

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	36	$6,799,442	$1,600	09/15/2023	$1,096,956
S&P 500® Index Option	22	9,790,836	3,600	09/15/2023	1,934,504
Total Written Call Option Contracts (Premiums received $2,168,488)		$16,590,278			$3,031,460

See accompanying notes to financial statements.

42

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2023

COMMON STOCKS — 18.4%	Shares	Value
Energy — 3.4%
Oil & Gas Producers — 3.4%
APA Corporation	15,000	$512,550
California Resources Corporation	15,000	679,350
Callon Petroleum Company (a)	30,000	1,052,100
Cheniere Energy Partners, L.P.	18,000	830,520
Coterra Energy, Inc.	30,000	759,000
DT Midstream, Inc.	500	24,785
Range Resources Corporation	24,000	705,600
SM Energy Company	40,000	1,265,200
Vital Energy, Inc. (a)	30,000	1,354,500
		7,183,605
Industrials — 0.5%
Electrical Equipment — 0.5%
BWX Technologies, Inc.	15,000	1,073,550

Materials — 12.4%
Construction Materials — 0.5%
Knife River Corporation (a)	8,750	380,625
MDU Resources Group, Inc.	35,000	732,900
		1,113,525
Metals & Mining — 11.9%
Agnico Eagle Mines Ltd.	90,000	4,498,200
Alamos Gold, Inc. - Class A	30,000	357,600
AngloGold Ashanti Ltd. - ADR	90,000	1,898,100
B2Gold Corporation	750,000	2,677,500
Barrick Gold Corporation	270,000	4,571,100
Coeur Mining, Inc. (a)	120,000	340,800
Compania de Minas Buenaventura S.A.A. - ADR	60,000	441,000
Freeport-McMoRan, Inc.	36,000	1,440,000
Kinross Gold Corporation	135,000	643,950
Newmont Corporation	108,000	4,607,280
Pan American Silver Corporation	63,000	918,540
Royal Gold, Inc.	18,000	2,066,040
Wheaton Precious Metals Corporation	27,000	1,166,940
		25,627,050
Utilities — 2.1%
Electric Utilities — 1.7%
AES Corporation (The)	1,000	20,730

43

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2023

COMMON STOCKS — 18.4% (continued)	Shares	Value
Utilities — 2.1% (continued)
Electric Utilities — 1.7% (continued)
ALLETE, Inc.	1,000	$57,970
Ameren Corporation	100	8,167
American Electric Power Company, Inc.	100	8,420
Avangrid, Inc.	1,000	37,680
Avista Corporation	1,000	39,270
Black Hills Corporation	500	30,130
Consolidated Edison, Inc.	1,000	90,400
Dominion Energy, Inc.	500	25,895
DTE Energy Company	100	11,002
Duke Energy Corporation	500	44,870
Edison International	500	34,725
Entergy Corporation	500	48,685
Exelon Corporation	1,000	40,740
FirstEnergy Corporation	1,000	38,880
Hawaiian Electric Industries, Inc.	1,000	36,200
NorthWestern Corporation	1,000	56,760
NRG Energy, Inc.	75,000	2,804,250
Otter Tail Corporation	1,000	78,960
Pinnacle West Capital Corporation	1,000	81,460
Portland General Electric Company	1,000	46,830
PPL Corporation	1,000	26,460
Public Service Enterprise Group, Inc.	500	31,305
Southern Company (The)	500	35,125
		3,734,914
Gas & Water Utilities — 0.4%
Global Water Resources, Inc.	1,000	12,680
UGI Corporation	30,000	809,100
		821,780

Total Common Stocks (Cost $39,285,322)		$39,554,424

44

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2023

EXCHANGE-TRADED FUNDS — 3.1%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust	20,000	$2,444,600
Invesco CurrencyShares Euro Currency Trust	25,000	2,520,250
Invesco CurrencyShares Japanese Yen Trust (a)	25,000	1,613,500
Total Exchange-Traded Funds (Cost $6,723,234)		$6,578,350

U.S. TREASURY OBLIGATIONS — 77.7%	Par Value	Value
U.S. Treasury Bills (b) — 2.3%
5.067%, due 07/25/2023	$2,500,000	$2,492,345
5.290%, due 09/28/2023	2,500,000	2,468,765
		4,961,110
U.S. Treasury Inflation-Protected Notes — 36.2%
0.500%, due 04/15/2024	12,028,300	11,732,880
0.125%, due 04/15/2026	11,565,700	10,844,354
0.125%, due 04/15/2027	21,488,800	19,888,136
2.500%, due 01/15/2029	14,127,300	14,549,657
0.125%, due 01/15/2030	11,789,000	10,575,820
0.125%, due 01/15/2031	11,651,700	10,352,221
		77,943,068
U.S. Treasury Notes — 39.2%
2.000%, due 05/31/2024	25,000,000	24,238,374
1.375%, due 01/31/2025	15,000,000	14,147,754
2.125%, due 05/31/2026	10,000,000	9,352,344
1.500%, due 08/15/2026	25,000,000	22,849,610
1.500%, due 01/31/2027	5,000,000	4,527,734
2.250%, due 11/15/2027	10,000,000	9,208,984
		84,324,800

Total U.S. Treasury Obligations (Cost $176,175,828)		$167,228,978

WARRANTS — 0.0% (c)	Shares	Value
Energy — 0.0% (c)
Oil & Gas Services & Equipment — 0.0% (c)
Nabors Industries Ltd., expires 06/11/2026 (Cost $0)	8,000	$92,000

Total Investments at Value — 99.2% (Cost $222,184,384)		$213,453,752

45

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2023

MONEY MARKET FUNDS — 0.7%	Shares	Value
Invesco Treasury Portfolio - Institutional Class, 5.05% (d) (Cost $1,533,420)	1,533,420	$1,533,420

Total Investments and Money Market Funds at Value — 99.9% (Cost $223,717,804)		$214,987,172

Other Assets in Excess of Liabilities — 0.1%		267,919

Net Assets — 100.0%		$215,255,091

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2023.
See accompanying notes to financial statements.

46

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2023

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At cost	$500,646,667	$27,853,525	$222,184,384
At value (Note 1)	$484,933,063	$26,826,211	$213,453,752
Investments in money market funds	181,951,410	3,893,761	1,533,420
Receivable for capital shares sold	92,006	226	8,706
Receivable for investment securities sold	327,522	—	—
Receivable from Adviser (Note 3)	—	9,651	—
Dividends and interest receivable	937,742	30,993	624,877
Tax reclaims receivable	8,509	—	—
Other assets	42,539	49,399	69,198
Total Assets	668,292,791	30,810,241	215,689,953

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $169,434,513, $2,168,488 and $—)	198,321,500	3,031,460	—
Distributions payable	—	2,594	116,659
Payable for capital shares redeemed	190,621	2,885	169,531
Payable for investment securities purchased	3,105,095	—	—
Accrued investment advisory fees (Note 3)	345,037	—	94,127
Payable to administrator (Note 3)	38,900	6,180	18,900
Accrued account maintenance and shareholder servicing fees (Note 3)	30,635	3,115	10,795
Other accrued expenses	33,085	25,195	24,850
Total Liabilities	202,064,873	3,071,429	434,862
CONTINGENCIES AND COMMITMENTS (NOTE 7)	—	—	—
NET ASSETS	$466,227,918	$27,738,812	$215,255,091

Net assets consist of:
Paid-in capital	$1,361,343,662	$30,819,175	$271,609,074
Accumulated deficit	(895,115,744)	(3,080,363)	(56,353,983)
NET ASSETS	$466,227,918	$27,738,812	$215,255,091

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	73,191,226	2,976,500	15,844,067

Net asset value, offering price and redemption price per share (Note 1)	$6.37	$9.32	$13.59

See accompanying notes to financial statements.

47

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2023

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$16,012,322	$470,436	$1,824,650
Foreign withholding taxes on dividends	(45,293)	(1,530)	(84,297)
Interest	—	146,953	5,515,256
Total Investment Income	15,967,029	615,859	7,255,609

EXPENSES
Investment advisory fees (Note 3)	4,616,132	179,461	1,167,873
Administration fees (Note 3)	355,641	24,000	163,423
Account maintenance and shareholder services fees (Note 3)	216,889	14,661	88,893
Trustees’ fees and expenses (Note 3)	77,190	77,190	77,190
Fund accounting fees (Note 3)	80,987	32,384	53,375
Transfer agent fees (Note 3)	83,058	18,000	37,587
Registration and filing fees	57,858	28,793	49,153
Legal fees	28,632	42,812	33,632
Insurance expense	46,036	19,033	37,339
Custodian and bank service fees	64,912	12,319	15,569
Postage and supplies	39,887	11,875	18,419
Compliance service fees (Note 3)	38,998	6,118	19,474
Audit and tax services fees	19,000	19,000	19,000
Printing of shareholder reports	14,721	8,240	10,694
Other expenses	22,934	23,221	15,031
Total Expenses	5,762,875	517,107	1,806,652
Previous fee waivers and Fund expenses recovered by the Adviser (Note 3)	115,917	—	—
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	—	(217,791)	(62,625)
Net Expenses	5,878,792	299,316	1,744,027

NET INVESTMENT INCOME	10,088,237	316,543	5,511,582

48

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2023

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	$(41,105,139)	$(1,167,181)	$(7,647,733)
Written option contracts (Note 4)	(17,435,013)	844,051	—
Net change in unrealized appreciation (depreciation) on:
Investments	56,242,173	2,226,022	994,293
Written option contracts (Note 4)	(53,515,266)	(1,695,308)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(55,813,245)	207,584	(6,653,440)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(45,725,008)	$524,127	$(1,141,858)

See accompanying notes to financial statements.

49

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2023	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$10,088,237	$3,047,804
Net realized gains (losses) from:
Investments	(41,105,139)	57,685,348
Written option contracts	(17,435,013)	43,605,661
Net change in unrealized appreciation (depreciation) on:
Investments	56,242,173	(120,952,911)
Written option contracts	(53,515,266)	36,202,414
Net increase (decrease) in net assets resulting from operations	(45,725,008)	19,588,316

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(5,831,678)	(1,512,449)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	151,356,699	178,518,334
Net asset value of shares issued in reinvestment of distributions to shareholders	5,079,128	1,329,093
Proceeds from redemption fees collected (Note 1)	81,726	70,224
Payments for shares redeemed	(145,729,897)	(103,894,552)
Net increase in net assets from capital share transactions	10,787,656	76,023,099

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,769,030)	94,098,966

NET ASSETS
Beginning of year	506,996,948	412,897,982
End of year	$466,227,918	$506,996,948

CAPITAL SHARE ACTIVITY
Shares sold	21,891,908	26,844,521
Shares reinvested	717,391	217,884
Shares redeemed	(21,393,905)	(16,061,961)
Net increase in shares outstanding	1,215,394	11,000,444
Shares outstanding at beginning of year	71,975,832	60,975,388
Shares outstanding at end of year	73,191,226	71,975,832

See accompanying notes to financial statements.

50

Hussman Strategic Allocation Fund Statements of Changes in Net Assets

	Year Ended June 30, 2023	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$316,543	$88,163
Net realized gains (losses) from:
Investments	(1,167,181)	765,793
Written option contracts	844,051	2,000,277
Net change in unrealized appreciation (depreciation) on:
Investments	2,226,022	(4,692,633)
Written option contracts	(1,695,308)	1,147,643
Net increase (decrease) in net assets resulting from operations	524,127	(690,757)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,234,623)	(707,384)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,848,025	6,252,263
Net asset value of shares issued in reinvestment of distributions to shareholders	4,105,135	691,200
Proceeds from redemption fees collected (Note 1)	2,551	2,418
Payments for shares redeemed	(7,079,434)	(3,855,951)
Net increase in net assets from capital share transactions	9,876,277	3,089,930

TOTAL INCREASE IN NET ASSETS	6,165,781	1,691,789

NET ASSETS
Beginning of year	21,573,031	19,881,242
End of year	$27,738,812	$21,573,031

CAPITAL SHARE ACTIVITY
Shares sold	1,307,195	557,994
Shares reinvested	430,014	63,504
Shares redeemed	(735,346)	(346,550)
Net increase in shares outstanding	1,001,863	274,948
Shares outstanding at beginning of year	1,974,637	1,699,689
Shares outstanding at end of year	2,976,500	1,974,637

See accompanying notes to financial statements.

51

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2023	Year Ended June 30, 2022
FROM OPERATIONS
Net investment income	$5,511,582	$4,800,240
Net realized gains (losses) from investments	(7,647,733)	4,890,371
Net change in unrealized appreciation (depreciation) on investments	994,293	(21,618,297)
Net decrease in net assets resulting from operations	(1,141,858)	(11,927,686)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(5,172,237)	(4,601,477)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,315,533	50,992,210
Net asset value of shares issued in reinvestment of distributions to shareholders	4,774,620	4,190,704
Proceeds from redemption fees collected (Note 1)	8,496	38,720
Payments for shares redeemed	(65,216,881)	(91,543,939)
Net decrease in net assets from capital share transactions	(42,118,232)	(36,322,305)

TOTAL DECREASE IN NET ASSETS	(48,432,327)	(52,851,468)

NET ASSETS
Beginning of year	263,687,418	316,538,886
End of year	$215,255,091	$263,687,418

CAPITAL SHARE ACTIVITY
Shares sold	1,336,689	3,474,448
Shares reinvested	353,794	290,274
Shares redeemed	(4,808,370)	(6,250,155)
Net decrease in shares outstanding	(3,117,887)	(2,485,433)
Shares outstanding at beginning of year	18,961,954	21,447,387
Shares outstanding at end of year	15,844,067	18,961,954

See accompanying notes to financial statements.

52

Financial Highlights

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019
Net asset value at beginning of year	$7.04	$6.77	$6.12	$5.87	$6.46

Income (loss) from investment operations:
Net investment income	0.13	0.05	0.01	0.06	0.10
Net realized and unrealized gains (losses) on investments and written option contracts	(0.72)	0.25	0.65	0.29	(0.61)
Total from investment operations	(0.59)	0.30	0.66	0.35	(0.51)

Less distributions from:
Net investment income	(0.08)	(0.03)	(0.01)	(0.10)	(0.08)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$6.37	$7.04	$6.77	$6.12	$5.87

Total return (b)	(8.54%)	4.43%	10.80%	6.17%	(8.05%)

Net assets at end of year (000’s)	$466,228	$506,997	$412,898	$308,774	$293,906

Ratio of total expenses to average net assets	1.12%	1.14%	1.19%	1.26%	1.24%

Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%	1.15%	1.14%

Ratio of net investment income to average net assets (c)	1.97%	0.74%	0.09%	0.87%	1.66%

Portfolio turnover rate	79%	113%	198%	167%	124%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and/or recovery. (Note 3).
See accompanying notes to financial statements.

53

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020 (a)
Net asset value at beginning of period	$10.93	$11.70	$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.04	(0.02)	0.03
Net realized and unrealized gains (losses) on investments and written option contracts	0.13	(0.42)	1.98	0.29
Total from investment operations	0.25	(0.38)	1.96	0.32

Less distributions from:
Net investment income	(0.12)	(0.04)	(0.01)	(0.00	)(b)
Net realized gains	(1.74)	(0.35)	(0.57)	—
Total distributions	(1.86)	(0.39)	(0.58)	(0.00	)(b)

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$9.32	$10.93	$11.70	$10.32

Total return (c)	2.06%	(3.19%)	19.70%	3.23	%(d)

Net assets at end of period (000’s)	$27,739	$21,573	$19,881	$8,093

Ratio of total expenses to average net assets	2.16%	2.08%	2.87%	4.67	%(e)

Ratio of net expenses to average net assets (f)	1.25%	1.25%	1.25%	1.25	%(e)

Ratio of net investment income (loss) to average net assets (f)	1.32%	0.42%	(0.11%)	0.34	%(e)

Portfolio turnover rate	79%	98%	163%	94	%(d)

(a)	Represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

54

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019
Net asset value at beginning of year	$13.91	$14.76	$14.50	$12.83	$11.86

Income (loss) from investment operations:
Net investment income	0.33	0.26	0.14	0.13	0.19
Net realized and unrealized gains (losses) on investments	(0.34)	(0.86)	0.25	1.66	0.95
Total from investment operations	(0.01)	0.60	0.39	1.79	1.14

Less distributions from:
Net investment income	(0.31)	(0.25)	(0.13)	(0.12)	(0.17)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$13.59	$13.91	$14.76	$14.50	$12.83

Total return (b)	(0.03%)	(4.14%)	2.70%	14.00%	9.72%

Net assets at end of year (000’s)	$215,255	$263,687	$316,539	$290,129	$221,235

Ratio of total expenses to average net assets	0.78%	0.75%	0.75%	0.81%	0.81%

Ratio of net expenses to average net assets (c)	0.75%	0.75%	0.75%	0.75%	0.74%

Ratio of net investment income to average net assets (c)	2.36%	1.73%	0.93%	0.87%	1.36%

Portfolio turnover rate	42%	22%	38%	88%	61%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

55

Hussman Investment Trust Notes to Financial Statements
June 30, 2023

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective seeks to achieve long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective seeks to achieve total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective seeks to achieve long-term total return from income and capital appreciation.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Regulatory Update – In October 2020, the U.S. Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds were required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted Rule 18f-4 and are currently adhering to the requirements.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last

56

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange, if any, are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of a Fund’s net asset value (“NAV”). As a result, the prices of foreign securities used to calculate a Fund’s NAV may differ from quoted or published prices for these securities. Values of foreign securities denominated in or expected to settle in a foreign currency are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of the NAV. As of June 30, 2023, all options held by Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, if any, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent

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Hussman Investment Trust Notes to Financial Statements (continued)
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pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their NAVs per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser, as the valuation designee, to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect fair value. U.S. Treasury obligations held by Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange, if any, when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market and other events and thus cannot be predicted.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

The following is a summary of each Fund’s investments and other financial instruments and the inputs used to value the investments and other financial instruments as of June 30, 2023 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$479,072,313	$—	$—	$479,072,313
Warrants	92,000	—	—	92,000
Exchange-Traded Put Option Contracts	—	5,768,750	—	5,768,750
Money Market Funds	181,951,410	—	—	181,951,410
Total Investments in Securities and Money Market Funds	$661,115,723	$5,768,750	$—	$666,884,473

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(198,321,500)	$—	$(198,321,500)
Total Other Financial Instruments	$—	$(198,321,500)	$—	$(198,321,500)

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$18,287,152	$—	$—	$18,287,152
U.S. Treasury Obligations	—	8,498,019	—	8,498,019
Warrants	2,760	—	—	2,760
Exchange-Traded Put Option Contracts	—	38,280	—	38,280
Money Market Funds	3,893,761	—	—	3,893,761
Total Investments in Securities and Money Market Funds	$22,183,673	$8,536,299	$—	$30,719,972

Other Financial Instruments:
Exchange-Traded Written Call Option Contracts	$—	$(3,031,460)	$—	$(3,031,460)
Total Other Financial Instruments	$—	$(3,031,460)	$—	$(3,031,460)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$39,554,424	$—	$—	$39,554,424
Exchange-Traded Funds	6,578,350	—	—	6,578,350
U.S. Treasury Obligations	—	167,228,978	—	167,228,978
Warrants	92,000	—	—	92,000
Money Market Funds	1,533,420	—	—	1,533,420
Total Investments in Securities and Money Market Funds	$47,758,194	$167,228,978	$—	$214,987,172

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2023.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund may also purchase foreign currency options to manage its exposures to foreign currencies. Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates.

Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contracts to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle index options it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Escrow is maintained with the OCC on a daily basis until written options expire unexercised or when the Fund enters into a closing purchase transaction.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund to or from the separate account each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits from the use of futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m., Eastern time, on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. NAV per share of a Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. Prior to April 1, 2023, a redemption fee of 1.5%, payable to the applicable Fund, generally was applied to shares that were redeemed 60 days or less from the date of purchase. During the years ended June 30, 2023 and 2022, proceeds from redemption fees, recorded in capital, totaled: $81,726 and $70,224, respectively, for Hussman Strategic Growth Fund; $2,551 and $2,418, respectively, for Hussman Strategic Allocation Fund; $8,496 and $38,720, respectively, for Hussman Strategic Total Return Fund. Effective April 1, 2023, the Funds eliminated the redemption fees being charged, regardless of how long shares are held.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the value of the security received. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Dividends are recorded on the ex-dividend date. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on options and futures transactions and losses deferred due to wash sales.

The tax character of distributions paid during the years ended June 30, 2023 and 2022 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Hussman Strategic Growth Fund
June 30, 2023	$5,831,678	$—	$5,831,678
June 30, 2022	$1,512,449	$—	$1,512,449
Hussman Strategic Allocation Fund
June 30, 2023	$2,188,035	$2,045,274	$4,233,309
June 30, 2022	$706,103	$—	$706,103
Hussman Strategic Total Return Fund
June 30, 2023	$5,210,037	$—	$5,210,037
June 30, 2022	$4,528,047	$—	$4,528,047

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to dividends payable amounts.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets

64

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings (accumulated deficit) as of June 30, 2023 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Net unrealized depreciation	$(14,047,632)	$(1,000,016)	$(12,030,756)
Undistributed ordinary income	5,956,141	7,161	293,225
Accumulated capital and other losses	(887,024,253)	(2,084,914)	(44,499,793)
Other temporary differences	—	(2,594)	(116,659)
Total accumulated deficit	$(895,115,744)	$(3,080,363)	$(56,353,983)

The following information is based upon the federal income tax cost of investment securities as of June 30, 2023:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Cost of investments and money market funds	$482,610,605	$28,688,528	$227,017,928
Gross unrealized appreciation	$42,944,190	$1,494,394	$2,688,495
Gross unrealized depreciation	(56,991,822)	(2,494,410)	(14,719,251)
Net unrealized depreciation	$(14,047,632)	$(1,000,016)	$(12,030,756)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis for publicly traded partnerships, passive foreign investment companies and grantor trusts.

As of June 30, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Short-term capital loss carryforwards	$521,778,993	$—	$39,597,386
Long-term capital loss carryforwards	365,245,260	2,084,914	4,902,407
Total	$887,024,253	$2,084,914	$44,499,793

These capital loss carryforwards, which do not expire, may be utilized by the Funds in future years to offset their net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended June 30, 2023, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements due to adjustments for nondeductible expenses from publicly traded partnerships:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Paid-in capital	$(21)	$—	$(1,069)
Accumulated earnings (deficit)	$21	$—	$1,069

Such reclassifications have no effect on each Fund’s total net assets or its NAV per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (generally, tax returns that have been filed within the past three years) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statements of Operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2023, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Purchases of investment securities	$417,965,569	$14,756,563	$39,196,417
Proceeds from sales and maturities of investment securities	$504,196,621	$16,789,673	$54,318,310

During the year ended June 30, 2023, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund
Purchases of investment securities	$—	$2,210,629	$44,592,658
Proceeds from sales and maturities of investment securities	$—	$1,309,645	$48,986,531

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of the next $3 billion of such assets; and 0.65% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of: 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

The Adviser has contractually agreed that, until November 1, 2023, it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25% and 0.75%, respectively, of such Fund’s average daily net assets. During the year ended June 30, 2023, the Adviser waived advisory fees in the amount of $179,461 and $62,625 with respect to Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund, respectively. Additionally, during the year ended June 30, 2023, the Adviser absorbed operating expenses of $38,330 with respect to Hussman Strategic Allocation Fund. During the year ended June 30, 2023, Hussman Strategic Growth Fund did not waive any advisory fees.

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. During the year ended June 30, 2023, Hussman Strategic Growth Fund recovered $115,917 of past advisory fees waived. As of June 30, 2023, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund is $126,004, $599,085 and $72,878, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2024	June 30, 2025	June 30, 2026	Total
Hussman Strategic Growth Fund	$126,004	$—	$—	$126,004
Hussman Strategic Allocation Fund	$209,679	$171,615	$217,791	$599,085
Hussman Strategic Total Return Fund	$—	$10,253	$62,625	$72,878

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

The Adviser may agree to continue after November 1, 2023 the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in providing services to the Funds, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

Effective April 1, 2023, under the terms of a Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an Anti-Money Laundering Officer to the Trust, as well as related compliance services. Under the terms of the agreement, NLCS receives fees from the Funds. NLCS is a wholly-owned subsidiary of Ultimus. Prior to April 1, 2023, Ultimus served as the Anti-Money Laundering Officer and provided compliance services to the Funds.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During year ended June 30, 2023, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund paid $216,889, $14,661 and $88,893, respectively, to financial intermediaries for such services.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (an “Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $7,000 for attendance at each regular quarterly meeting of the Board of Trustees other than the annual meeting of the Board, for which each Independent Trustee receives an attendance fee of $12,000; a fee of $4,000 for attendance at each special meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board of Trustees that is not

69

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

held on the same day as a Board of Trustees meeting; and a fee of $1,500 for participation in each informal monthly telephone conference call of the Board of Trustees. In addition, the Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

Principal Holder of Fund Shares

As of June 30, 2023, an officer of the Adviser owned of record 40.2% of the outstanding shares of Hussman Strategic Allocation Fund. A shareholder owning of record or beneficially 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2023*
Index put options purchased	Equity	Investments in securities at value	$5,768,750	$—	$528,428,731
Index call options purchased	Equity	Investments in securities at value	—	—	99,125,958
Index call options written	Equity	Written call options, at value	—	(198,321,500)	(522,333,321)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2023*
Index put options purchased	Equity	Investments in securities at value	$38,280	$—	$17,184,999
Index call options written	Equity	Written call options, at value	—	(3,031,460)	(17,152,040)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund during the year ended June 30, 2023 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(51,257,569)	Net change in unrealized appreciation (depreciation) on investments	$(5,903,624)
Index call options purchased	Equity	Net realized gains (losses) from investments	(3,562,439)	Net change in unrealized appreciation (depreciation) on investments	—
Index call options written	Equity	Net realized gains (losses) from written option contracts	(17,435,013)	Net change in unrealized appreciation (depreciation) on written option contracts	(53,515,266)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(1,346,008)	Net change in unrealized appreciation (depreciation) on investments	$(96,186)
Index call options written	Equity	Net realized gains (losses) from written option contracts	844,051	Net change in unrealized appreciation (depreciation) on written option contracts	(1,695,308)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2023.

In the ordinary course of business, Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

The offsetting of financial liabilities and derivative liabilities as of June 30, 2023 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(198,321,500)	$—	$(198,321,500)	$198,321,500	$—
Total subject to a master netting or similar arrangement	$(198,321,500)	$—	$(198,321,500)	$198,321,500	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1). Amounts in collateral pledged in the table above are limited to the net amounts presented on the Statements of Assets and Liabilities.

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written options at market value	$(3,031,460)	$—	$(3,031,460)	$3,031,460	$—
Total subject to a master netting or similar arrangement	$(3,031,460)	$—	$(3,031,460)	$3,031,460	$—

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a security depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1). Amounts in collateral pledged in the table above are limited to the net amounts presented on the Statements of Assets and Liabilities.

73

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, and concentration of investments within a particular business sector.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2023, Hussman Strategic Growth Fund had 39.0% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Fund.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2023

may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2023, Hussman Strategic Growth Fund had 22.8% of the value of its net assets invested in stocks within the Technology sector.

6. BANK LINE OF CREDIT

The Trust has established a $15,000,000 unsecured bank line of credit with its custodian bank which collectively allows the Funds to borrow up to this line. Any borrowings under these arrangements bear interest at the Prime Rate, currently 8.25% as of June 30, 2023. During the year ended June 30, 2023, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund did not borrow under their line of credit.

7. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

75

Hussman Investment Trust Report of Independent Registered Public Accounting Firm (Unaudited)

To the Shareholders and Board of Trustees of
Hussman Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open written options contracts, of Hussman Investment Trust comprising Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, and Hussman Strategic Total Return Fund (the “Funds”) as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended June 30, 2020, and prior, were audited by other auditors whose report dated August 20, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

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Hussman Investment Trust Report of Independent Registered Public Accounting Firm (Unaudited)(continued)

regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 25, 2023

77

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2023 – June 30, 2023).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended June 30, 2023, annualized, after fee waivers and expense reimbursements. Actual expenses of the Funds in future periods may differ. The calculations assume no shares

78

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$ 1,000.00	$ 899.70	1.16%	$ 5.46
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.04	1.16%	$ 5.81
Hussman Strategic Allocation Fund
Based on Actual Fund Return	$ 1,000.00	$ 987.20	1.25%	$ 6.16
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,020.30	0.74%	$ 3.71
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.12	0.74%	$ 3.71

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 181/365 (to reflect the one-half year period).

79

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	6021 University Boulevard, Suite 490 Ellicott City, MD 21043	1962	President and Trustee	Since June 2000
David C. Anderson	225 Pictoria Drive Cincinnati, OH 45246	1950	Trustee	Since June 2000
Jody T. Foster	225 Pictoria Drive Cincinnati, OH 45246	1969	Trustee	Since June 2016
William H. Vanover	225 Pictoria Drive Cincinnati, OH 45246	1947	Trustee	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	1962	Treasurer	Since June 2000
David K. James	225 Pictoria Drive Cincinnati, OH 45246	1970	Secretary	Since 2022
Emile R. Molineaux	225 Pictoria Drive Cincinnati, OH 45246	1962	Chief Compliance Officer	Since 2022

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is retired. Prior to July 9, 2021, he was Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Jody T. Foster is President of Symphony Consulting LLC (a provider of compliance, finance, marketing, operations and human resources services to public and private fund advisers).

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Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is retired. Prior to June 30, 2018, he was an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser).

Mark J. Seger is Vice Chairman of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and affiliated companies. He was previously Co-CEO of Ultimus Fund Solutions, LLC (1999-2019).

David K. James is Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC.

Emile R. Molineaux is Senior Compliance Officer of Northern Lights Compliance Services, LLC.

Additional information about members of the Board of Trustees and executive officers of the Trust is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

81

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at www.sec.gov.

Each Fund files a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to each Fund’s Form N-PORT. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.hussmanfunds.com.

Federal Tax Information (Unaudited)

For the fiscal year ended June 30, 2023, Hussman Strategic Allocation Fund designated $2,045,274 as a long-term capital gain distribution.

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended June 30, 2023. Certain dividends paid by the Funds may be subject to the maximum tax rate. For the fiscal year ended June 30, 2023, 95.91%, 24.63% and 11.15% of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, the Trust will send to each shareholder complete information regarding dividends and other distributions of the Funds for 2023 on Form 1099-DIV.

82

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held on June 12, 2023, the Board of Trustees (the “Board”) of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreements between the Trust and Hussman Strategic Advisors, Inc. (the “Adviser”) on behalf of each of Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic Allocation Fund (the “Allocation Fund”), and Hussman Strategic Total Return Fund (the “Total Return Fund,” and together with the Growth Fund and the Allocation Fund, the “Funds”).

In determining whether to approve continuances of the Investment Advisory Agreements of the Funds (the “Advisory Agreements”), the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees and expenses of the Funds to the fees and expenses of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees payable by each Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits, if any, that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. In these materials, the returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

The analyses and comparisons provided by the Adviser showed the alternative nature of the Funds and that each of the Hussman Funds has the objective of achieving long-term returns with managed risk and are not intended to track the market over shorter segments of the market cycle. The information provided to the Independent Trustees showed that the Growth Fund underperformed the S&P 500 as well as the blended benchmark year-to-date through June 10, 2023. The information provided showed that since inception, the Growth Fund’s hedging strategies have generally been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. The Independent Trustees noted that, although the Growth Fund underperformed the S&P 500 Index from 2009 to date, the Adviser information provided to the Independent Trustees characterized this period as representing a largely uncorrected advance to historic valuation extremes, that the Fund’s outperformance was substantial during periods of market losses occurring over the past year due to the use of hedging strategies and that the Fund’s return/risk characteristics have remained consistent with its investment objective during the period. They reviewed the Growth Fund’s performance over various periods as compared to the performance of mutual funds categorized by Morningstar, Inc. as U.S. Market Neutral and U.S. Long-Short Equity. They recognized that the Growth Fund’s performance during various recent multi-year periods lagged the average performance of these other mutual funds. Information provided to the Board indicated that, over the long term, the Adviser’s stock selection record for the Growth Fund has been generally favorable and that the underperformance of the Fund in recent years is largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general stock market movements. In evaluating the Growth Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused the Fund’s significant underperformance since 2009, the Adviser has managed the investment portfolio of the Growth Fund in a manner consistent with the Fund’s investment objective and policies, and with the Adviser’s investment methodology, as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and analytics it uses in managing the Growth Fund in seeking to address the Fund’s underperformance and noted that the Adviser has from time to

84

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

time implemented various modifications in its analytics and restrictions in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and costs of its hedging strategy.

With respect to the Allocation Fund, the Independent Trustees took note of the fact that the Fund underperformed the Bloomberg U.S. EQ:FI 60:40 Index, noting that effective February 28, 2023, the Allocation Fund changed its primary benchmark to this index but continues to use the Benchmark Fixed Allocation Composite as a secondary benchmark. In their consideration of the Allocation Fund’s performance, the Independent Trustees noted that the Fund has maintained a defensive stance since inception (with a significant portion of the Fund’s stock portfolio hedged against general market fluctuations) and that the Fund has experienced significantly less downside risk than a passive investment approach, although the Fund has not been in existence long enough to evaluate its investment performance over a full market cycle.

In reviewing the performance of the Total Return Fund, the Independent Trustees took note of the fact that the Total Return Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index year-to-date. In addition, the Independent Trustees reviewed comparisons of the performance of the Total Return Fund for various periods to the performance of mutual funds categorized by Morningstar as U.S. Allocation (15% to 30% Equity), U.S. Tactical Allocation and U.S. Multisector Bond. They noted that the performance of the Total Return Fund for the one-year period ended April 30, 2023 has been competitive and that the Fund has performed well over longer periods (3-, 5- and 10-year periods ended April 30, 2023, as well as since inception of the Fund).

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fees, the Independent Trustees concluded that the advisory fee of the Growth Fund, computed at the annual rate of 0.90% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average advisory fees payable by mutual funds categorized by Morningstar as U.S. Long-Short Equity or U.S. Market Neutral. The Independent Trustees also reviewed comparative advisory fee information for the Allocation Fund, computed at the annual rate of 0.75% of average daily net assets (based on the Fund’s then current asset level), and noted that the advisory fee of the Fund compares favorably to the average advisory fees of other funds of similar size investing in similar securities. With respect to the Total Return Fund, the Independent Trustees concluded that the advisory fee of the Fund, computed at the annual rate of 0.50% of average daily

85

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

net assets (based on the Fund’s then current asset level), compares favorably to the average of advisory fees of other funds of similar size investing in similar securities. With respect to each of the Funds, the Independent Trustees determined that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise, and analytic capabilities. They also determined that the advisory fee schedules of the Funds, which include breakpoints in the fee rates applicable to net assets in excess of specified levels, provide the opportunity for each of the Funds and its shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

With respect to the total expenses of the Funds, the Independent Trustees considered the fact that the expense ratios of the Growth Fund and the Total Return Fund, both before and after advisory fee reductions pursuant to the Adviser’s agreement to waive its fees or to absorb expenses of the Funds as necessary to maintain the operating expenses of the Funds (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) at specified levels, are less than the averages for their respective peer group funds. They noted in this regard that the Growth Fund has one of the lowest expense ratios among mutual funds categorized by Morningstar as U.S. Long-Short Equity or U.S. Market Neutral. With respect to the Total Return Fund, the Independent Trustees noted that the Fund’s expense ratio is less than the average expense ratio of mutual funds categorized by Morningstar as U.S. Tactical Allocation or U.S. Multisector Bond. They also noted that, from time to time since each such Fund’s inception, their expense ratios were reduced through the introduction of advisory fee breakpoints. In addition, the Independent Trustees considered the fact that, since March 2013, the Adviser has contractually been waiving a portion of its fees to reduce the total ordinary operating expenses of the Growth Fund and the Total Return Fund.

The Independent Trustees also reviewed comparative information relating to the total expenses of the Allocation Fund. They noted that the expense ratio of the Allocation Fund is average compared to many other mutual funds that have similar investment strategies. However, the Independent Trustees considered the fact that the higher expense ratio is attributable, in part, to the relatively small size of the Fund and took into consideration the expense limitation arrangements under which the Adviser has contractually agreed to waive its advisory fees or to absorb operating expenses of the Fund, to the extent necessary to limit total annual ordinary operating expenses of the

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

Allocation Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.25% of average daily net assets.

In evaluating the expense ratios of the Funds, the Independent Trustees recognized that, although under the expense limitation agreements currently in effect the Adviser may be entitled to be reimbursed by a Fund for all or a portion of fees waived and expenses absorbed by the Adviser, any such reimbursement could not result in the expense ratio of a Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) exceeding the lesser of: (i) the expense limitation in effect for the Fund at the time of the fee waiver or expense absorption by the Adviser; and (ii) the expense limitation (if any) in effect at the time of reimbursement by the Fund. The Independent Trustees were cognizant of the fact that the current expense limitation agreement for each Fund remains in effect only until November 1, 2023 but recognized that the Adviser has historically agreed to continuing such agreements in effect from year to year (either without change or with only relatively minor upward adjustment in the applicable expense limitation). The Independent Trustees concluded that each Fund has benefited and continues to benefit from these expense limitation arrangements, which have enabled each Fund to maintain an expense ratio within the expense ratios of its peer group funds.

The Independent Trustees also reviewed recent financial statements of the Adviser, as well as schedules showing the Adviser’s estimated revenues, expenses and profitability with respect to each of the Funds for calendar years 2020, 2021 and 2022 and for the first four months of 2023. They noted that the Adviser has waived its fees (and, in some cases, absorbed expenses of a Fund), thereby reducing its profitability, pursuant to expense limitation agreements. In evaluating the Adviser’s profitability, the Independent Trustees considered the broad and unique skill set and talent that is required for the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs, which has been a primary attraction of the Funds to investors. They determined that, based on the Adviser’s revenues and profitability, the Adviser has sufficient financial resources to enable it to continue to provide all required services to the Funds, without diminution of service quality or scope. The Independent Trustees noted that the Adviser’s profitability with respect to each of the Funds was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds.

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of other matters deemed by them to be pertinent (including, but not limited to, the factors and information discussed above), the Independent Trustees concluded that the Adviser has provided all required services to the Funds in a satisfactory manner. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced the returns of the Growth Fund in the period since 2009 but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009.

The Independent Trustees concluded that the Adviser has consistently taken a proactive stance with regard to shareholder protections, service quality and ethical standards. Among other things, they noted that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy that seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has resulted in significant savings to the Funds and their shareholders by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment performance after expenses. The Independent Trustees thought it was significant that Dr. John Hussman and other personnel of the Adviser, and their immediate family members and charitable entities, maintain substantial investments in the Funds, which helps to align the interests of the Adviser and its personnel with the interests of shareholders.

The Independent Trustees also considered the profitability of the Adviser from its relationship with each Fund and concluded that the Adviser’s profitability was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. They noted that the Adviser has been willing to share in the economies of scale that have been realized from the growth in the assets of the Funds.

88

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

In addition, they noted that, although the Adviser benefits from its relationship with the Funds to the extent that the growth of the Funds’ assets increase the dollar amount of advisory fees payable to the Adviser, such a result is appropriate and there are no other benefits for which an economic benefit can readily be determined that are realized by the Adviser.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by each Fund pursuant to the Advisory Agreements are appropriate in view of the nature, scope and quality of services provided by the Adviser, and further determined that continuances of the Advisory Agreements are in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional one-year term. No single factor was considered in isolation or to be determinative to this decision.

89

Hussman Investment Trust Discussion of Liquidity Risk Management Program
(Unaudited)

As required by Rule 22e-4 under the 1940 Act, the Trust has adopted a liquidity risk management program (the “Program”) and has designated persons to be responsible for administering the Program (the “Program Administrators”). In connection with its meeting on June 12, 2023, the Board was presented with and considered a written report from the Program Administrators addressing the operation of the Program and assessing its adequacy and the effectiveness of its implementation. The Program Administrators took into account the liquidity of each Fund in relation to its investment strategies, short-term and long-term cash flow projections, borrowing arrangements and cash positions. Based upon these and other pertinent factors, the Program Administrators determined that each of the Funds primarily holds highly liquid securities, and that there has been no unusual stress or disruption from any redemption activity since the implementation of the Program.

The Program Administrators concluded that the Program is reasonably designed and has been effectively implemented. They further concluded that the combination of the diversification of portfolio holdings, the Adviser’s ability to execute trades without significant cost impact, the infrequency of significant daily redemptions, and the record of each Fund’s daily holdings of cash and cash equivalents, mitigate against the risk that a Fund would be unable to meet a shareholder request to redeem shares without significant dilution of the interests of remaining investors in the Fund. Despite the market volatility during the fiscal year, the Funds have not experienced execution or settlement issues with respect to their portfolio trades.

90

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Hussman-AR-23

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $48,000 and $60,000 with respect to the registrant’s fiscal years ended June 30, 2023 and 2022, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2023 and 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $16,000 and $16,000 with respect to the registrant’s fiscal years ended June 30, 2023 and 2022, respectively. The services comprising these fees include the preparation of the registrant’s federal income tax returns and the preparation of the Funds’ excise tax returns (which includes review of the Funds’ required distributions).

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•	Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, PCAOB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2023 and 2022, aggregate non-audit fees of $16,000 and $16,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	September 7, 2023

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	September 7, 2023

* Print the name and title of each signing officer under his or her signature.